Exhibit 10.1

PURCHASE AND SALE AGREEMENT

BETWEEN

WELLS VAF-PARKWAY AT OAK HILL, LLC
AS SELLER

AND

RORASA, INC.
AS PURCHASER

PARKWAY AT OAK HILL, AUSTIN, TEXAS

March 12, 2012

Table of Contents

ARTICLE 1	DEFINITIONS 1

ARTICLE 2	PURCHASE AND SALE 6

2.1	Agreement to Sell and Purchase 6

2.2	Permitted Exceptions 6

2.3	Earnest Money 6

2.4	Purchase Price 7

2.5	Independent Contract Consideration 7

2.6	Closing 8

ARTICLE 3	Purchaser's Inspection and Review Rights 8

3.1	Due Diligence Inspections 8

3.2	Seller's Deliveries to Purchaser; Purchaser's Access to Seller's Property Records 9

3.3	Condition of the Property 11

3.4	Title and Survey 11

3.5	Operating Agreements 12

3.6	Termination of Agreement 13

3.7	Confidentiality 13

ARTICLE 4	Representations, Warranties AND OTHER AGREEMENTS 14

4.1	Representations and Warranties of Seller 14

4.2	Knowledge Defined 17

4.3	Covenants and Agreements of Seller 17

4.4	Representations and Warranties of Purchaser 18

ARTICLE 5	CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS 19

5.1	Seller's Closing Deliveries 19

5.2	Purchaser's Closing Deliveries 21

5.3	Closing Costs 22

5.4	Prorations and Credits 22

ARTICLE 6	CONDITIONS TO CLOSING 24

6.1	Conditions Precedent to Purchaser's Obligations 24

6.2	Conditions Precedent to Seller's Obligations 25

ARTICLE 7	CASUALTY AND CONDEMNATION 25

7.1	Casualty 25

7.2	Condemnation 26

ARTICLE 8	DEFAULT AND REMEDIES 27

i

8.1	Purchaser's Default 27

8.2	Seller's Default 28

ARTICLE 9	ASSIGNMENT 28

9.1	Assignment 28

ARTICLE 10	BROKERAGE COMMISSIONS 29

10.1	Broker 29

ARTICLE 11	MISCELLANEOUS 29

11.1	Notices 29

11.2	Possession 30

11.3	Time Periods 30

11.4	Publicity 30

11.5	Discharge of Obligations 31

11.6	Severability 31

11.7	Construction 31

11.8	Sale Notification Letters 31

11.9	Access to Records Following Closing 31

11.10	General Provisions 32

11.11	Attorney's Fees 32

11.12	Counterparts 32

ARTICLE 12	INDEMNIFICATION 32

12.1	Indemnification by Seller 32

12.2	Indemnification by Purchaser 33

12.3	Limitations on Indemnification 33

12.4	Survival 33

12.5	Indemnification as Sole Remedy 33

ii

SCHEDULE OF EXHIBITS

Reference
Exhibit “A”	Description of Property	p 4
Exhibit “B”	List of Personal Property	p 5
Exhibit “C”	List of Existing Commission Agreements	pp 2, 4 & § 4.1(f)
Exhibit “D”	Form of Escrow Agreement	p 3
Exhibit “E”	List of Leases	p 5
Exhibit “F”	Exception Schedule	§ 4.1
Exhibit “G”	List of Operating Agreements	p 5
Exhibit “H”	Form of Tenant Estoppel Certificate	p 6 & § 6.1(d)
Exhibit “I”	Property Tax Appeals	§ 4.1(g)
Exhibit “J”	Unpaid Tenant Inducement Costs re current tenants for which Seller is responsible	§ 5.4(e)

SCHEDULE OF CLOSING DOCUMENTS

Schedule 1	Form of Special Warranty Deed
Schedule 2	Form of Assignment and Assumption of Leases and Security Deposits and Leasing Commission Obligations arising after Closing
Schedule 3	Form of Bill of Sale to Personal Property
Schedule 4	Form of Assignment and Assumption of Operating Agreements
Schedule 5	Form of General Assignment of Seller's Interest in Intangible Property
Schedule 6	Form of Seller's Affidavit (for Purchaser's Title Insurance Purposes)
Schedule 7	Form of Seller's Certificate (as to Seller's Representations and Warranties)
Schedule 8	Form of Seller's FIRPTA Affidavit
Schedule 9	Intentionally Deleted
Schedule 10	Form of Purchaser's Certificate (as to Purchaser's Representations and Warranties)

PURCHASE AND SALE AGREEMENT
PARKWAY AT OAK HILL
THIS PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into this 12 day of March, 2012, by and between WELLS VAF-PARKWAY AT OAK HILL, LLC, a Delaware limited liability company (“Seller”), and RORASA, INC., a Texas corporation, or its permitted assigns (“Purchaser”).
W I T N E S E T H:
WHEREAS, Seller desires to sell certain improved real property commonly known as “Parkway at Oak Hill” located at 4801 Southwest Parkway, Travis County, Austin, Texas, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and
WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1
DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:
“Additional Earnest Money” shall mean the sum of Three Hundred Thousand and No/100 Dollars ($300,000.00 U.S.).
“Ancillary Closing Documents” shall mean, collectively, the Assignment and Assumption of Leases, the Assignment and Assumption of Operating Agreements, the General Assignment, and the Seller's Certificate.
“Assignment and Assumption of Leases” shall mean the form of assignment and assumption of Leases and Security Deposits and obligations under the Commission Agreements to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as Schedule 2.
“Assignment and Assumption of Operating Agreements” shall mean the form of assignment and assumption of the Operating Contracts to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as Schedule 4.
“Basket Limitation” shall mean an amount equal to Twenty-Five Thousand and No/100 Dollars ($25,000.00 U.S.).

“Bill of Sale” shall mean the form of bill of sale to the Personal Property to be executed and delivered by Seller to Purchaser at the Closing in the form attached hereto as Schedule 3.
“Broker” shall have the meaning ascribed thereto in Section 10.1 hereof.
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of Texas are authorized by law or executive action to close.
“Cap Limitation” shall mean an amount equal to three percent (3%) of the Purchase Price.
“Closing” shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.
“Closing Date” shall have the meaning ascribed thereto in Section 2.6 hereof.
“Commission Agreements” shall have the meaning ascribed thereto in Section 4.1(f) hereof, and such agreements are more particularly described on Exhibit “C” attached hereto and made a part hereof.
“Due Diligence Material” shall have the meaning ascribed thereto in Section 3.7 hereof.
“Earnest Money” shall mean the Initial Earnest Money, together with any Additional Earnest Money actually paid by Purchaser to Escrow Agent hereunder, and together with all interest which accrues thereon as provided in Section 2.3(c) hereof and in the Escrow Agreement.
“Effective Date” shall mean the date upon which Seller and Purchaser shall have delivered a fully executed counterpart of this Agreement to the other, which date shall be inserted in the space provided on the cover page and page 1 hereof. For the purposes of determining the Effective Date, a facsimile or other electronic signature shall be deemed an original signature.
“Environmental Law” shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, the Safe Drinking Water Act, the Clean Air Act, the Occupational Safety & Health Act, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.
“Escrow Agent” shall mean Chicago Title of Texas, LLC (Douglas Becker), at its office at 270 N. Loop 1604 East, Suite 115, San Antonio, Texas 78232.
“Escrow Agreement” shall mean that certain Escrow Agreement in the form attached hereto as Exhibit “D” entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.
“Existing Survey” shall mean that certain survey with respect to the Land and the Improvements prepared by Bury + Partners dated September 15, 2008, and last revised October 14, 2008.
“FIRPTA Affidavit” shall mean the form of FIRPTA Affidavit to be executed and delivered by Seller to Purchaser at Closing in the form attached hereto as Schedule 8.

“First Title Notice” shall have the meaning ascribed thereto in Section 3.4 hereof.
“General Assignment” shall have the meaning ascribed thereto in Section 5.1(f) hereof.
“Hazardous Substances” shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).
“Improvements” shall mean all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, all parking areas and facilities, improvements and fixtures located on the Land.
“Initial Earnest Money” shall mean the sum of Three Hundred Thousand and No/100 Dollars ($300,000 U.S.).
“Inspection Period” shall mean the period expiring at 5:00 P.M. local Atlanta, Georgia time on April 9, 2012. Purchaser shall have the one time right to extend the Inspection Period for fifteen (15) days by providing written notice to the Seller no later than the end of the initial Inspection Period. In the event of such extension, One Hundred Thousand and No/100 Dollars ($100,000) of the Earnest Money shall be fully earned by Seller and non-refundable to Purchaser if the Closing does not occur and either Seller has complied with all Conditions Precedent to Purchaser's Obligations set forth in Section 6.1 hereof or Purchaser has acknowledged that it will not acquire the Property.
“Intangible Property” shall mean all intangible property, if any, owned by Seller and related to the Land and Improvements, including without limitation, Seller's rights and interests, if any, in and to the following (to the extent assignable): (i) the name “Parkway at Oak Hill”, (ii) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (v) all of Seller's right, title and interest in and to all assignable Operating Agreements that Purchaser agrees to assume (or is deemed to have agreed to assume).
“Land” shall mean those certain tracts or parcels of real property located in the City of Austin, Travis County, Texas, which are more particularly described on Exhibit “A” attached hereto and made a part hereof, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest of Seller, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.
“Lease” and “Leases” shall mean the leases or occupancy agreements, including those in effect on the Effective Date which are more particularly identified on Exhibit “E” attached hereto, and any amended or new leases entered into pursuant to Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Land or Improvements.
“List of Leases” shall mean Exhibit “E” attached to this Agreement and made a part hereof.
“Losses” has the meaning ascribed thereto in Section 12.1 hereof.

“Major Tenant” or “Major Tenants” shall mean Wells Fargo, Surveying and Mapping and INC Research.
“Management Agreement” shall mean the Master Management Agreement between Seller and its affiliated management company.
“Monetary Objection “ or “Monetary Objections” shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located.
“Operating Agreements” shall mean all those certain contracts and agreements more particularly described on Exhibit “G” attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the Closing Date, including, without limitation, all equipment leases.
“Other Notices of Sale” shall have the meaning ascribed thereto in Section 5.1(r) hereof.
“Permitted Exceptions” shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent, (b) the Leases, and (c) such other easements, restrictions and encumbrances that do not constitute Monetary Objections.
“Personal Property” shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller deems proprietary), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on Exhibit “B” attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate or partnership authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller's property manager which Seller deems proprietary) relating to the Land and Improvements. The Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Seller to Purchaser subject to depletions, replacements and additions in the ordinary course of Seller's business.
“Property” shall have the meaning ascribed thereto in Section 2.1 hereof.
“Purchase Price” shall be the amount specified in Section 2.4 hereof.
“Purchaser-Related Entities” has the meaning ascribed thereto in Section 12.1 hereof.
“Purchaser-Waived Breach” has the meaning ascribed thereto in Section 12.3 hereof.
“Purchaser's Certificate” shall have the meaning ascribed thereto in Section 5.2(d) hereof.
“Security Deposits” shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by Seller with respect to any of the Leases.

“Seller's Affidavit” shall mean the form of owner's affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as Schedule 6.
“Seller's Certificate” shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller's warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as Schedule 7.
“Survey” and “Surveys” shall have the meaning ascribed thereto in Section 3.4 hereof.
“Taxes” shall have the meaning ascribed thereto in Section 5.4(a) hereof.
“Tenant Estoppel Certificate” or “Tenant Estoppel Certificates” shall mean certificates to be sought from the tenants under the Leases in substantially the form attached hereto as Exhibit “H”; provided, however, if any Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein.
“Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club membership allowances and costs. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being understood and agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date, except as set forth in Section 5.4(e) and Exhibit J.
“Tenant Notices of Sale” shall have the meaning ascribed thereto in Section 5.1(q) hereof.
“Title Company” shall mean Chicago Title of Texas, LLC, 270 N. Loop 1604 East, Suite 115, San Antonio, Texas 78232.
“Title Commitment” shall have the meaning ascribed thereto in Section 3.4 hereof.
“Warranty Deed” shall mean the form of deed attached hereto as Schedule 1.
ARTICLE 2
PURCHASE AND SALE

2.1    Agreement to Sell and Purchase. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property (collectively, the “Property”):
(a)the Land;
(b)the Improvements;
(c)all of Seller's right, title and interest in and to the Leases, any guaranties of the Leases and the Security Deposits;
(d)the Personal Property; and
(e)the Intangible Property.

2.2    Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions.
2.3    Earnest Money.
(a)Within three (3) Business Days following the execution and delivery of this Agreement by Seller and Purchaser, Purchaser shall deliver the Initial Earnest Money to Escrow Agent by federal wire transfer, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. The parties hereto mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Initial Earnest Money with Escrow Agent. If Purchaser fails to timely deposit the Initial Earnest Money with Escrow Agent, then, at the option of Seller, exercisable by written notice to Purchaser and Escrow Agent, this Agreement shall terminate, and no party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.
(b)On or before the last day of the Inspection Period, Purchaser shall deposit the Additional Earnest Money with Escrow Agent. The parties hereto mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Additional Earnest Money with Escrow Agent prior to the expiration of the Inspection Period; and that if Purchaser fails to deposit the Additional Earnest Money with Escrow Agent prior to the expiration of the Inspection Period, this Agreement shall terminate, and Escrow Agent shall return the Initial Earnest Money to Purchaser, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.
(c)The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. All interest and other income from time to time earned on the Initial Earnest Money and the Additional Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Initial Earnest Money, the Additional Earnest Money and all such interest and other income.
2.4    Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the “Purchase Price”) to be paid by Purchaser to Seller for the Property shall be THIRTY ONE MILLION FIVE HUNDRED THOUSAND and No/100 Dollars ($31,500,000 U.S.). The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:
(a)The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and
(b)At Closing, the balance of the Purchase Price, after applying, as partial payment of the Purchase Price the Earnest Money paid by Escrow Agent to Seller, and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account or accounts designated by Seller. If the Closing occurs, but the amount due from Purchaser pursuant to this Agreement is not received by Seller on or before the later of 3:00 p.m. local Atlanta, Georgia time or in sufficient time for reinvestment on the Closing Date, the prorations shall be adjusted accordingly such that Seller will receive an additional day of rental income. The provisions of the preceding sentence of this section shall survive the Closing.
2.5    Independent Contract Consideration. In addition to, and not in lieu of the delivery to Escrow Agent of the Earnest Money, Purchaser shall deliver to Seller, concurrently with Purchaser's execution and delivery of this Agreement to Seller, Purchaser's check, payable to the order to Seller, in the amount of

One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Property pursuant to Article III. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.
2.6    Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the “Closing”) shall be held on or before 2:00 p.m. Eastern Time on the date which is fifteen (15) days after the end of the Inspection Period (the “Closing Date”). Subject to the foregoing, the Closing shall be administered through the offices of the Title Company, 270 N. loop 1604 East, Suite 115, San Antonio, Texas 78232. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and all documents and funds to be delivered at the Closing shall be delivered to the Title Company unless the parties hereto mutually agree otherwise.
ARTICLE 3
PURCHASER'S INSPECTION AND REVIEW RIGHTS
3.1    Due Diligence Inspections.
(a)From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property to perform due diligence and environmental investigations, to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases at the Property and, in each case, in compliance with Seller's rights and obligations as landlord under the Leases. Purchaser agrees that Purchaser shall make no contact with and shall not interview the tenant of the Property without the express prior approval of Seller, which approval shall not be unreasonably withheld, delayed or conditioned. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser's expense. Seller reserves the right to have a representative present at the time of making any such inspection and tour and at the time of any interviews with the tenant of the Property. Purchaser shall notify Seller not less than two (2) Business Days in advance of making any such inspection or tour.
(b)If the Closing is not consummated hereunder, Purchaser shall promptly (and as a condition to the refund of the Earnest Money) deliver copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections to Seller; provided, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. This Section 3.1(b) shall survive the termination of this Agreement.
(c)To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which Seller may incur (including, without limitation, reasonable attorney's fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller during any such inspection and other than any expense, loss or damage resulting from the discovery or release of any Hazardous Substances at the Property (other than Hazardous Substances brought on to the Property by Purchaser or its representatives, agents or contractors, or any release of Hazardous Substances resulting from the negligence of Purchaser or its representatives, agents or contractors). Said indemnification agreement shall survive the Closing and any earlier termination of this Agreement. Purchaser shall maintain and shall ensure that Purchaser's consultants and contractors maintain commercial general liability insurance in an amount not less than $2,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser's behalf. Purchaser agrees to provide to Seller a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Property by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.
3.2    Seller's Deliveries to Purchaser; Purchaser's Access to Seller's Property Records.
(a)Seller and Purchaser acknowledge that all of the following have been made available to Purchaser to the extent the same are in the possession of Seller (and Purchaser further acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement):
(i)Copies of current Property tax bills and assessor's statements of current assessed value.
(ii)Copies of Property operating statements for the past 24 months.
(iii)Copies of all Leases, guarantees, any amendments and letter agreements relating thereto existing as of the Effective Date.
(iv)All Operating Agreements currently in place at the Property.
(v)A copy of Seller's (or its affiliate's) current policy of title insurance with respect to the Land and Improvements.
(vi)A copy of the Existing Survey.
(vii)Environmental Site Assessment prepared by Technical Concepts LLC and dated October 2, 2008 (the “Existing Phase I Report”).
(viii)Copies of the Commission Agreements.
(ix)All construction plans and specifications in Seller's possession that are available in electronic form relating to the development, condition, repair and maintenance of the Property, the Improvements and the Personal Property.
(b)From the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser's representatives, on reasonable advance notice and during normal business hours, to have access to Seller's existing non-confidential books, records and files relating to the Property, at Seller's office at 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092, for the purpose of inspecting and (at Purchaser's expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in Seller's possession), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser (i) any records, reports, notices, test results or other information in Seller's possession relating to the environmental condition of the Property (other than the Existing Phase I Report), and (ii) any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller's property manager which Seller deems proprietary. Purchaser acknowledges and agrees, however, that Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports, cost estimates or other materials. If the Closing contemplated hereunder fails to take place for any reason, Purchaser shall promptly return all copies of materials copied from Seller's books, records and files relating to the Property. It is understood and agreed that Seller shall have no obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in Seller's possession. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Property, all to the extent the same are in Seller's possession:
(i)Tenant Information. Copies of the Leases and any financial statements or other financial information of any tenants under the Leases (and the Lease guarantors, if any), written information relative to the tenants' payment histories, and tenant correspondence, to the extent Seller has the same in its possession;
(ii)Commission Agreements. Copies of the Commission Agreements;
(iii)Plans. All available construction plans and specifications in Seller's possession relating to the development, condition, repair and maintenance of the Property, the Improvements and the Personal Property;
(iv)Permits; Licenses. Copies of any permits, licenses, or other similar documents in Seller's possession relating to the use, occupancy or operation of the Property; and
(v)Operating Costs and Expenses. All available records of any operating costs and expenses for the Property in Seller's possession, including any repair and maintenance costs incurred in the previous three (3) years.
3.3    Condition of the Property.
(a)Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser's behalf in respect of the Property and the condition thereof. Purchaser and Seller mutually acknowledge and agree that the Property is being sold in an “AS IS” condition and “WITH ALL FAULTS,” known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Property. This provision shall not be deemed to modify or diminish the representations and warranties of Seller set forth in Section 4.1 hereof.
(b)To the fullest extent permitted by law, Purchaser does hereby unconditionally waive and release Seller, and its partners, beneficial owners, officers, directors, shareholders and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof. In addition, Purchaser does hereby covenant and agree to defend, indemnify, and hold harmless Seller and its partners, beneficial owners, officers, directors, shareholders and employees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, existing and future, including any action or proceeding brought or threatened, or ordered by governmental authorities, relating to any Hazardous Substances which may be placed, located or released on the Property after the date of Closing. Notwithstanding anything in the foregoing to the contrary, Purchaser shall not be required to indemnify Seller for Hazardous Substances which existed prior to the Closing Date, except as set forth in Section 3.1(c) hereof. The terms and provisions of this paragraph shall survive the Closing hereunder.
3.4    Title and Survey. Within two (2) Business Days after the execution of this Agreement, Seller shall order from the Title Company a preliminary owner's title commitment with respect to the Property issued in favor of Purchaser (the “Title Commitment”). Purchaser shall request that the Title Company make copies of the Title Commitment, and copies of all underlying recorded exceptions referenced in the Title Commitment, available to Seller on the Title Company's website. Purchaser shall arrange for the preparation of one or more updates of the Existing Survey (each and together, the “Survey”). Purchaser shall have until the Business Day which is six (6) Business Days prior to the last day of the Inspection Period to give written notice (the “First Title Notice”) to Seller of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in any Survey or otherwise in Purchaser's examination of title. From time to time at any time after the First Title Notice and prior to the Closing Date, Purchaser may give written notice of exceptions to title first appearing of record after the effective date of any updated title commitment or matters of survey which would not have been disclosed by an accurate updated examination of title or preparation of an updated ALTA survey prior to date of the initial Title Commitment or the initial Survey. Seller shall have the right, but not the obligation (except as to Monetary Objections affecting the Property), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of Purchaser's First Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of Seller's election with respect to such objections. If Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections). If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections affecting the Property, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, (ii) if such exceptions are matters first appearing of record after the date of this Agreement, and arise by, through or under Seller, to terminate this Agreement, or (iii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Seller either of Seller's election not to attempt to cure any objection or of Seller's determination, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or three (3) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) or (iii) above, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections affecting the Property at or prior to Closing, and Seller may use the proceeds of the Purchase Price at Closing for such purpose.

3.5    Operating Agreements. Prior to the expiration of the Inspection Period, Purchaser will designate in a written notice to Seller which Operating Agreements Purchaser will assume and which Operating Agreements will be terminated by Seller at Closing; provided, however, that Seller shall not be obligated to terminate, and Purchaser shall assume Seller's obligations arising from and after Closing under, all Operating Agreements which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation. Taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under those Operating Agreements which Purchaser has designated will not be terminated. Seller, without cost to Purchaser, shall terminate at Closing all Operating Agreements that are not so assumed, to the extent any relates to the Property. If Purchaser fails to notify Seller in writing on or prior to the expiration of the Inspection Period of any Operating Agreements that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Operating Agreements and to have waived its right to require Seller to terminate such Operating Agreements at Closing.
3.6    Termination of Agreement. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser's permitted assignee. Purchaser shall have the right to terminate this Agreement at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6. The parties acknowledge that this Agreement shall not be void or voidable for lack of mutuality.
3.7    Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser's engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any of Seller's representatives or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of Seller's books, records and files in respect of the Property, or otherwise (collectively, the “Due Diligence Material”) shall be used solely for the purpose of determining whether the Property is suitable for Purchaser's acquisition and ownership thereof and for no other purpose whatsoever. The terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser who need to know the information for the purpose of assisting Purchaser in evaluating the Property for Purchaser's potential acquisition thereof; provided however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys' fees actually incurred) as a result of the unpermitted disclosure or use of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and Purchaser's prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. If Purchaser or Seller elects to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive the Closing and any earlier termination of this Agreement.
ARTICLE 4
REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS
4.1    Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:
(a)Organization, Authorization and Consents. Seller is a duly organized and validly existing limited liability company under the laws of the State of Delaware. Seller has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.
(b)Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.
(c)No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.
(d)Litigation. To Seller's knowledge, Seller has received no written notice that any investigation, action or proceeding is pending or threatened, which (i) if determined adversely to Seller, materially and adversely affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.
(e)Existing Leases. To Seller's knowledge, (i) other than the Leases listed in Exhibit “E”, Seller has not entered into any contract or agreement with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser after the Closing; (ii) the copies of the Leases heretofore delivered by Seller to Purchaser are true, correct and complete copies thereof; and (iii) the Leases have not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between Seller and the tenants thereunder.
(f)Leasing Commissions. To Seller's knowledge, (i) there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in Exhibit “C” attached hereto (the “Commission Agreements”), and (ii) there are no agreements currently in effect relating to the management and leasing of the Property other than as disclosed on said Exhibit “C”; and that all leasing commissions, brokerage fees and management fees accrued or due and payable under the Commission Agreements and the Management Agreement, as of the date hereof and at the Closing have been or shall be paid in full; and that Seller shall terminate the Management Agreement as to the Property at Closing at no cost to Purchaser. Notwithstanding anything to the contrary contained herein, Purchaser releases Seller from any responsibility for the payment of all leasing commissions payable for (A) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and (B) the renewal, expansion or extension of any Leases existing as of the Effective Date and exercised or effected after the Effective Date, and (C) the provisions of this section shall survive the Closing.
(g)Taxes and Assessments. Except as may be set forth on Exhibit “I” attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property, which are still pending.
(h)Environmental Matters. Except as may be set forth in the Due Diligence Material or as otherwise disclosed in writing by Seller, (A) Seller has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of any Environmental Law with respect to the Property, (B) to Seller's knowledge, Seller has not received any written notice that any governmental or quasi-governmental authority is contemplating an investigation of the Property, with respect to a violation or suspected violation of any Environmental Law, and (C) there is no written documentation in Seller's possession indicating a violation of Environmental Law, other than as may be disclosed in any environmental report to be delivered by Seller to Purchaser during the Inspection Period.
(i)Compliance with Laws. To Seller's knowledge and except as set forth on Exhibit “F”, Seller has received no written notice alleging any violations of law, municipal or county ordinances, or other legal requirements with respect to the Property or any portion thereof where such violations remain outstanding.
(j)Easements and Other Agreements. To Seller's knowledge, Seller has not received any written notice of Seller's default in complying with the terms and provisions of any of the covenants, conditions, restrictions or easements constituting a Permitted Exception.
(k)Other Agreements. To Seller's knowledge, except for the Leases, the Commission Agreements, the Management Agreement and the Permitted Exceptions, there are no leases, Operating Agreements, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.
(l)Seller Not a Foreign Person. Seller is not a “foreign person” which would subject

Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.
(m)Condemnation. Seller has received no written notice of the commencement of any proceedings for taking by condemnation or eminent domain of any part of the Property.
(n)Employees. Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.
(o)Property Condition. To Seller's actual knowledge, (i) there are no material, physical defects to the Property that would have an adverse impact on the value or operation of the Property, (ii) the Improvements have been constructed and are being occupied, maintained, and operated in material compliance with all applicable laws and regulations, and (iii) Seller has received no written notice from any governmental agency claiming any violation of any of the same or requesting or requiring the performance of any repairs, alterations or other work in order to so comply.
The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed remade by Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date, subject to Seller's right to update such representations and warranties by written notice to Purchaser and in Seller's certificate to be delivered pursuant to Section 5.1(h) hereof.
Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on behalf of Seller, or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenants under the Leases, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants under the Leases or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser's own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on behalf of Seller. Purchaser will inspect the Property and become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Property in its “as is” condition, “with all faults,” on the Closing Date. The provisions of this paragraph shall survive the Closing until the expiration of any applicable statute of limitations.
4.2    Knowledge Defined. All references in this Agreement to the “knowledge of Seller” or “to Seller's knowledge” shall refer only to the actual knowledge of Bert Collins, who has been actively involved in the management of Seller's business in respect of the Property. The term “knowledge of Seller” or “to Seller's knowledge” shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, or to any other partner, beneficial owner, officer, director, agent, manager, representative or employee of Seller, or any of their respective affiliates, or to impose on the individual named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individual named above arising out of any representations or warranties made herein or otherwise.
4.3    Covenants and Agreements of Seller.
(a)Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any material respect, or terminate, any of the existing Leases without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given within three (3) Business Days after Purchaser's receipt of Seller's written request therefor, each of which requests shall be accompanied by a copy of any proposed modification or amendment of an existing Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated with any proposed renewal or expansion of an existing Lease or with any such new Lease. If Purchaser fails to notify Seller in writing of its approval or disapproval within said three (3) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable attorneys' fees actually incurred, by Seller pursuant to a renewal or expansion of any existing Lease or new Lease approved (or deemed approved) by Purchaser hereunder.
(b)New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser's prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on 30 days (or less) notice.
(c)Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller's past practices.
(d)Insurance. During the pendency of this Agreement, Seller shall, at its expense, continue to maintain the insurance policy covering the Improvements which is currently in force and effect.
(e)Tenant Estoppel Certificates. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate in the form attached hereto as Exhibit “H” signed by each tenant under each of the Leases; provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in Section 6.1(c) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificates (Seller having used its good faith efforts as set forth above) be a default of Seller hereunder.
4.4    Representations and Warranties of Purchaser.
(a)Organization, Authorization and Consents. Purchaser is a corporation formed under the laws of the State of Texas. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof..
(b)Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.
(c)No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.
(d)Litigation. To Purchaser's knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.
The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser's right to update such representations and warranties by written notice to Seller and in Purchaser's certificate to be delivered pursuant to Section 5.2(d) hereof.
ARTICLE 5
CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS
5.1    Seller's Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser's delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:
(a)Warranty Deed. A special warranty deed to the Land and Improvements, in the form attached hereto as Schedule 1 (the “Warranty Deed”), subject only to the Permitted Exceptions, and executed, acknowledged and sealed by Seller. The legal descriptions of the Land set forth in said warranty deed shall be based upon and conform to the applicable record title legal description contained in Seller's vesting deed;
(b)Quitclaim Deed. If requested by Purchaser, one or more quitclaim deeds to the Land and Improvements (or any portion or portions thereof), in form and substance reasonably satisfactory to Seller, and executed, acknowledged and sealed by Seller;
(c)Bill of Sale. A bill of sale for the Personal Property in the form attached hereto as Schedule 3 (the “Bill of Sale”), without warranty as to the title or condition of the Personal Property;
(d)Assignment and Assumption of Leases and Security Deposits. Two (2) counterparts of an assignment and assumption of Leases and Security Deposits and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements in the form attached hereto as Schedule 2 (the “Assignment and Assumption of Leases”), executed, acknowledged and sealed by Seller;
(e)Assignment and Assumption of Operating Agreements. Two (2) counterparts of an assignment and assumption of Operating Agreements in the form attached hereto as Schedule 4 (the “Assignment and Assumption of Operating Agreements”), executed, acknowledged and sealed by Seller;
(f)General Assignment. An assignment of the Intangible Property in the form attached hereto as Schedule 5 (the “General Assignment”), executed, acknowledged and sealed by Seller;

(g)Seller's Affidavit. An owner's affidavit substantially in the form attached hereto as Schedule 6 (“Seller's Affidavit”), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenants under the Leases, that there are no brokers except as disclosed herein, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety (90) days prior to the Closing have been paid for in full (or that adequate provision has been made therefore to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;
(h)Seller's Certificate. A certificate in the form attached hereto as Schedule 7 (“Seller's Certificate”);
(i)FIRPTA Certificate A FIRPTA Certificate in the form attached hereto as Schedule 8;
(j)Evidence of Authority Such documentation as may reasonably be required by Purchaser's title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;
(k)Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;
(l)Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;
(m)Certificates of Occupancy. To the extent the same are in Seller's possession, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;
(n)Leases. To the extent the same are in Seller's possession, original executed counterparts of the Leases;
(o)Tenant Estoppel Certificates. All originally executed Tenant Estoppel Certificates as may be in Seller's possession;
(p)Notices of Sale to Tenants. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the “Tenant Notices of Sale”), which Purchaser shall send to each tenant under the Leases informing such tenant of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's interest in the Leases and the Security Deposits and directing that all rent and other sums payable for periods after the Closing under such Lease shall be paid as set forth in said notices;
(q)Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the “Other Notices of Sale”), which Purchaser shall send to each service provider and leasing agent under the Operating Contracts and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's obligations under the Operating Agreements and Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Operating Agreements and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;
(r)Keys and Records. All of the keys to any door or lock on the Property and the original tenant Leases in Seller's possession; and
(s)Other Documents. Such other documents as shall be reasonably requested by Purchaser's title insurer to effectuate the purposes and intent of this Agreement.
5.2    Purchaser's Closing Deliveries. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:
(a)Assignment and Assumption of Leases. Two (2) counterparts of the Assignment and Assumption of Leases, executed, acknowledged and sealed by Purchaser;
(b)Assignment and Assumption of Operating Agreements. Two (2) counterparts of the Assignment and Assumption of Operating Agreements, executed, acknowledged and sealed by Purchaser;
(c)General Assignment. Two (2) counterparts of the General Assignment, executed, acknowledged and sealed by Purchaser;
(d)Purchaser's Certificate. A certificate in the form attached hereto as Schedule 10 (“Purchaser's Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser's representations, warranties and agreements contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;
(e)Notice of Sale to Tenants. The Tenant Notices of Sale, executed by Purchaser, as contemplated in Section 5.1(r) hereof;
(f)Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to Service Contractors and Leasing Agents, as contemplated in Section 5.1(r) hereof;
(g)Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;
(h)Evidence of Authority. If this Agreement is assigned as permitted herein, a copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and
(i)International Investment and Trade in Services Survey Act. A BE-13 initial claim form or exemption report, as appropriate; and
(j)Other Documents. Such other documents as shall be reasonably requested by Seller's counsel to effectuate the purposes and intent of this Agreement.
5.3    Closing Costs. Seller shall pay the cost of the documentary stamps or transfer taxes imposed by the State of Texas upon the conveyance of the Property pursuant hereto, the attorneys' fees of Seller, the brokerage commission due Seller's Broker and Buyer's Broker, the cost of title examination fees and base premium for an owner's title policy, recording fees attributable to any title curative matters of Seller, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Purchaser shall pay the cost of any endorsements to the owner's title insurance policy, the cost of the Survey, all recording fees on all instruments to be recorded in connection with this transaction, the attorneys' fees of Purchaser, and all other costs and expenses incurred by Purchaser in the performance of Purchaser's due diligence inspection of the Property and in closing and consummating the purchase and sale of the Property pursuant hereto.
5.4    Prorations and Credits. The items in this Section 5.4 shall be adjusted and prorated between Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:
(a)Taxes. All general real estate taxes imposed by any governmental authority (“Taxes”) for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon the prior year's tax bill, or, if the appropriate jurisdiction has published 2012 valuations and tax rates before Closing, pursuant to the estimated taxes based upon the 2012 valuation of the Property.
(b)Reproration of Taxes. Within thirty (30) days after receipt of final bills for Taxes, the party receiving said final tax bills shall furnish copies of the same to the other party and shall prepare and present to such other party a calculation of the reproration of such Taxes based upon the actual amount of such items charged to or received by the parties for the year or other applicable tax period. Purchaser and Seller shall make the appropriate adjusting payment between them within thirty (30) days after presentment of the calculation as to the reproration and appropriate back-up information. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.
(c)Rents, Income and Other Expenses. Rents and any other amounts paid to Seller by the tenants under the Leases (and any new lease entered into in accordance with the terms of this Agreement) shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser's review and approval at least five (5) days prior to Closing. Seller and Purchaser shall prorate all rents, additional rent, common area maintenance charges, operating expense contributions, tenant reimbursements and escalations, and all other payments under the Leases (and any such new lease) received as of the Closing Date so that at Closing Seller will receive monthly basic rent payments through the day prior to the Closing Date and so that Seller will receive reimbursement for all expenses paid by Seller through the day prior to the Closing Date for which Seller is entitled to reimbursement under the Leases (including, without limitation, Taxes) (such expenses shall be reasonably estimated if not ascertainable as the Closing Date and then shall be re-adjusted as provided in (g) below when actual amounts are determined), and so that the excess, if any, is credited to Purchaser. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by the tenants under the Leases with respect to the Property that apply to periods prior to Closing but which are received by Purchaser after Closing; provided, however, that any rents or other payments by such tenants received by Purchaser after Closing shall be applied first to any current amounts then owed to Purchaser by such tenants, with the balance, if any, paid over to Seller to the extent of delinquencies existing on the date of Closing to which Seller is entitled. It is understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Leases of Seller or any portion thereof which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Seller hereby retains its right to pursue the tenants under the Leases for sums due Seller for periods attributable to Seller's ownership of the Property, but in no event shall Seller be permitted to seek eviction of such tenants or the termination of their Leases. The provisions of this Section 5.4(c) shall survive the Closing.
(d)Percentage Rents. Intentionally deleted.
(e)Tenant Inducement Costs. Set forth on Exhibit “J” attached hereto and made a part hereof is a list of tenants at the Property with respect to which Tenant Inducement Costs and/or leasing commissions have not been paid in full as of the Effective Date. Seller shall pay all such Tenant Inducement Costs and leasing commissions set forth in Exhibit “J” as and when the same are due and payable. If said amounts have not been paid in full on or before Closing, Purchaser shall receive a credit against the Purchase Price in the aggregate amount of all such Tenant Inducement Costs and leasing commissions remaining unpaid at Closing, and Purchaser shall assume the obligation to pay amounts payable after Closing up to the amount of such credit received at Closing. Except as may be specifically provided to the contrary elsewhere in this Agreement, Purchaser shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after Closing) (i) as a result of any renewals or extensions or expansions of existing Leases approved or deemed approved by Purchaser in accordance with Section 4.3(a) hereof between the Effective Date and the Closing Date and under any new Leases, approved or deemed approved by Purchaser in accordance with said Section 4.3(a), and (ii) all Tenant Inducement Costs and leasing commissions that first become due and payable after Closing. Certain of the tenant improvement allowances will be forfeited by Tenants if not used by a date certain.
(f)Security Deposits. Purchaser shall receive at Closing a credit for all Security Deposits transferred and assigned to Purchaser at Closing in connection with the Leases, together with a detailed inventory of such Security Deposits certified by Seller at Closing.
(g)Operating Expenses. Personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, and normally prorated operating expenses actually paid or payable as of the Closing Date shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such taxes, charges and expenses which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. To facilitate this proration, Seller will provide Operating Expense payments and receipts as of Closing Date. In addition, within ninety (90) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses and/or common area maintenance costs under the Leases (where such fiscal year(s) include(s) the Closing Date), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. The provisions of this Section 5.4(g) shall survive the Closing.
ARTICLE 6
CONDITIONS TO CLOSING
6.1    Conditions Precedent to Purchaser's Obligations. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:
(a)Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;
(b)All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller's knowledge and without modification (by update or otherwise, as provided in Section 5.1(h) hereof);
(c)Tenant Estoppel Certificates from each of the Major Tenants, with each such estoppel certificate (i) to be substantially in the form attached hereto as Exhibit “H” or in such form as may be attached to a Tenant's Lease, (ii) to confirm the terms of the applicable Lease as contained in the copies of the Leases obtained by or delivered to Purchaser, and (iii) to confirm the absence of any material defaults under the applicable Lease as of the date thereof. The delivery of said Tenant Estoppel Certificates shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificates from any tenant, Seller having used its good faith efforts to obtain the same from such tenant(s) under the Leases, shall not constitute a default by Seller under this Agreement.
In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.
6.2    Conditions Precedent to Seller's Obligations. The obligations of Seller hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Seller in its sole discretion by written notice to Purchaser at or prior to the Closing Date:
(a)Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;
(b)Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and
(c)All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser's knowledge and without modification (by update or otherwise, as provided in Section 5.2(d) hereof).

ARTICLE 7
CASUALTY AND CONDEMNATION
7.1    Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. For purposes of this Agreement, the term “immaterial damage or destruction” shall mean such instances of damage or destruction: (i) which can be repaired or restored at a cost of $1,000,000.00 or less; (ii) which can be restored and repaired within one hundred eighty (180) days from the date of such damage or destruction; and (iii) which are not so extensive as to allow any Major Tenant to terminate its Lease on account of such damage or destruction.
In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from Seller's insurers. For purposes of this Agreement “material damage or destruction” shall mean all instances of damage or destruction that are not immaterial, as defined herein.
7.2    Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain (collectively, a “Taking”), Seller shall give Purchaser immediate written notice of such Taking. In the event of any immaterial Taking with respect to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement. For purposes of this Agreement, the term “immaterial Taking” means such instances of Taking of the Property: (i) which do not result in a taking of any portion of the building structure of the building occupied by tenants on the Property; (ii) which do not result in a decrease in the number of parking spaces at the Property (taking into account the number of additional parking spaces that can be provided within one hundred eighty (180) days of such Taking); and (iii) which are not so extensive as to allow either of the tenants under the Leases to terminate their respective Lease or abate or reduce rent payable thereunder [unless business loss or rent insurance (subject to applicable deductibles) or condemnation award proceeds shall be available in the full amount of such abatement or reduction, and Purchaser shall receive a credit at Closing for such deductible amount] on account of such Taking.
In the event of any material Taking of the Property or any portion thereof, Purchaser may, at its option, by written notice to Seller given within thirty (30) days after receipt of such notice from Seller, elect to terminate this Agreement, or Purchaser may choose to proceed to close. If Purchaser chooses to terminate this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. For purposes of this Agreement “material Taking “ means all instances of a Taking that are not immaterial, as defined herein.
If Purchaser does not elect to, or has no right to, terminate this Agreement in accordance herewith on account of a Taking, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such Taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser has not elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser's prior written consent thereto in each case.
ARTICLE 8
DEFAULT AND REMEDIES
8.1    Purchaser's Default. If Purchaser fails to consummate this transaction for any reason other than the default of Seller, failure of a condition to Purchaser's obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser's default, and that said Earnest Money is a reasonable estimate of Seller's probable loss in the event of default by Purchaser. Seller's retention of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser's liability for Purchaser's obligations under Sections 3.1(b), 3.1(c), 3.7 and 10.1 of this Agreement or for Purchaser's obligation to pay to Seller all attorneys' fees and costs of Seller to enforce the provisions of this Section 8.1. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds Seller's actual damages or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.
8.2    Seller's Default. If Seller fails to perform any of its obligations under this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of the obligation of Seller to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction on or before one hundred twenty (120) days following the date upon which the Closing was to have occurred.
ARTICLE 9
ASSIGNMENT
9.1    Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other.

Notwithstanding the foregoing to the contrary, this Agreement and Purchaser's rights hereunder may be transferred and assigned to any entity controlled by or under common control with Purchaser. Any assignee or transferee under any such assignment or transfer by Purchaser as to which Seller's written consent has been given or as to which Seller's consent is not required hereunder shall expressly assume all of Purchaser's duties, liabilities and obligations under this Agreement by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. No assignment or transfer shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption instrument shall expressly so provide. For purposes of this Section 9.1, the term “control” shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.
ARTICLE 10
BROKERAGE COMMISSIONS
10.1    Broker. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Holliday Fenoglio Fowler, L.P. (“Seller's Broker”) and to Presidio Group, LLC (“Buyer's Broker”, with Seller's Broker and Buyer's Broker being herein collectively referred to as “Broker”) pursuant to a separate agreement between Seller and Broker. The brokerage commission to Buyer's Broker is one and one-tenth percent (1.1%) of the Purchase Price. Seller's Broker is representing Seller in this transaction and Buyer's Broker is representing Buyer in this transaction. Broker has joined in the execution of this Agreement for the purpose of acknowledging and agreeing that no real estate commission shall be earned by it or due it if the transaction contemplated herein does not close for any reason whatsoever. Broker acknowledges and agrees that it shall look solely to Seller, and not to Purchaser, for the payment of such commission, and Broker hereby waives and releases any present or future claims against Purchaser for the payment of such commission. In addition, Broker (upon receipt of its brokerage commission) agrees to execute and deliver to Seller and Purchaser at the Closing a release and waiver of any claim Broker may have against Purchaser or the Property. Broker shall and does hereby indemnify and hold Purchaser and Seller harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser or Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Broker. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser. This Section 10.1 shall survive the Closing or any earlier termination of this Agreement.

ARTICLE 11
MISCELLANEOUS
11.1    Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission or other electronic transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:
PURCHASER:        RORASA, INC.
c/o Presidio Management, LLC
1777 N.E. Loop 410, Suite 200
San Antonio, Texas 78217
Email: jorgelsevilla@hotmail.com
Facsimile: (210) 826-9002
with a copy to:            Carl R. Oliver
Norman & Oliver, P.C.
7373 Broadway, Suite 504
San Antonio, Texas 78209
Facsimile: (210) 804-7676

with a copy to:        Anthony W. Eugenio
Presidio Group
1777 N.E. Loop 410, Suite 910
San Antonio, Texas 78217
Facsimile: (210) 826-9002

SELLER:            Wells VAF-Parkway at Oak Hill, LLC
6200 The Corners Parkway
Suite 250
Atlanta, Georgia 30092
Attention: Parker Hudson
Facsimile: (770) 243-8692

with a copy to:            McGuireWoods LLP
1230 Peachtree Street, N.E.
Suite 2100
Atlanta, Georgia 30309
Attention: Stephen D. Peterson, Esq.
Facsimile: (404) 443-5764
Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or other electronic transmission shall be deemed effectively given or received on the day of such electronic transmission of such notice or other communication and confirmation of such transmission if transmitted and confirmed prior to 5:00 p.m. local Atlanta, Georgia time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission. Refusal to accept delivery shall be deemed delivered. Any notice may be given by a party's attorney.
11.2    Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the tenants under the Leases, shall be delivered by Seller to Purchaser on the Closing Date.
11.3    Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.
11.4    Publicity. The parties agree that, prior to Closing, and except for disclosures required by law or governmental regulations applicable to such party, no party may, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. Seller and Purchaser will each have the right to approve the press release of the other party issued in connection with the Closing, which approval may not be unreasonably withheld or delayed. No party may record this Agreement or any notice hereof.
11.5    Discharge of Obligations. The acceptance by Purchaser of Seller's Warranty Deed hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.
11.6    Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.
11.7    Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
11.8    Sale Notification Letters. Promptly following the Closing, Purchaser shall deliver the Tenant Notices of Sale to each of the respective tenants under the Leases and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Operating Agreements and Commission Agreements Purchaser has assumed at Closing. The provisions of this Section shall survive the Closing.
11.9    Access to Records Following Closing. Purchaser agrees that for a period of two (2) years following the Closing, Seller shall have the right during regular business hours, on five (5) days' written notice to Purchaser, to examine and review at Purchaser's office (or, at Purchaser's election, at the Property), the books and records relating to the ownership and operation of the Property which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of two (2) years following the Closing, Purchaser shall have the right during regular business hours, on five (5) days' written notice to Seller, to examine and review at Seller's office, all books, records and files, if any, retained by Seller relating to the ownership and operation of the Property by Seller prior to the Closing. The provisions of this Section shall survive the Closing.
11.10    General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by both Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of Texas. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.
11.11    Attorney's Fees. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other.
11.12    Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.
ARTICLE 12
INDEMNIFICATION
12.1    Indemnification by Seller. Following the Closing and subject to Sections 12.3 and 12.4, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, members, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Purchaser-Related Entities”) harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or in any way relating to, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Seller contained in this Agreement which survives the Closing or in any Closing Document.

12.2    Indemnification by Purchaser. Following the Closing and subject to Sections 12.3 and 12.4, Purchaser (and Purchaser's permitted assignees to whom any rights of Purchaser are assigned pursuant to Section 9.1 hereof) shall indemnify and hold Seller, its affiliates, and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Seller-Related Entities”) harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.
12.3    Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 12.1, (a) Seller shall not be required to indemnify Purchaser or any Purchaser-Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 12.1 above exceeds the Basket Limitation and, in such event, Seller shall be responsible for the entire amount including all amounts representing the Basket Limitation, (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 12.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser obtains knowledge of any inaccuracy or breach of any representation, warranty or covenant of Seller contained in this Agreement (a “Purchaser-Waived Breach”) and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 12 for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Purchaser-Waived Breach, and (d) notwithstanding anything herein to the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Seller set forth in Section 5.3, Section 5.4 or Section 10.1 of this Agreement, and the Cap Limitation shall be inapplicable in the event of Seller's fraud or intentional misrepresentation.
12.4    Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive until the date which is three hundred sixty five (365) days after the Closing, unless a longer or shorter survival period is expressly provided for in this Agreement, or unless prior to the date which is three hundred sixty five (365) days after the Closing, Purchaser or Seller, as the case may be, delivers written notice to the other party of such alleged breach specifying with reasonable detail the nature of such alleged breach and files an action with respect thereto within one hundred twenty (120) days after the giving of such notice.
12.5    Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, or covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under Section 3.1(c), Section 3.3(b), Section 10.1, and this Article 12.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.
SELLER:
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By: /s/ Christopher D. Daniels
Name: Christopher D. Daniels
Title: President

PURCHASER:
RORASA, INC., a Texas corporation

By: /s/ Jorge L. Sevilla
JORGE L. SEVILLA, President

IN WITNESS WHEREOF, the undersigned Brokers have joined in the execution and delivery hereof solely for the purpose of evidencing their rights and obligations under the provisions of Section 10.1 hereof.
SELLER' S BROKER:

Date of Execution:
By: /s/ Todd Savage
Name: Todd Savage
March 12, 2011                Title: Managing Director
__________:

Date of Execution:                BUYER'S BROKER Presidio Group, LLC

By: /s/ Anthony W. Eugenio
Name: Anthony W. Eugenio
March 9, 2012                    Title: President

EXHIBIT “A”
DESCRIPTION OF LAND

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT “B”
LIST OF PERSONAL PROPERTY

Lobby Furniture

Bldg. 1                Bldg. 2
5 Benches            3 Benches
1 End Table            2 End Tables
1 Round Table            1 Round Table
3 Chairs            2 Coffee Tables
4 Planter Pots            6 Chairs
5 Planter Pots

Computers/Other Furniture

1 Dell Optiplex 745 Computer (for energy management system)
1 Dell Optiplex 745 Computer (for access control system)
1 18” Dell Flatscreen Monitor
1 HP Photosmart C309 Printer/Scanner/Copier
1 Tool Cabinet
1 Mini-refrigerator
1 2-Drawer File Cabinet (30” x 20”)
1 Desk for Computers
1 6' Folding Table
2 Chairs

Tools/Equipment

2 6' Ladders (1 per building)
1 8' Ladder
1 10' Ladder
1 Hand Truck
1 Cordless Drill
1 Drill Bit Set
2 Screwdriver Sets
1 Nut Driver Set
1 Caulk Gun
1 Wire Stripper/Cutter
1 Mini Data Logger
1 Grease Gun
1 Portable Blower
1 5-gal. Wetvac
1 Infrared Thermometer
1 Clamp-on Ammeter

EXHIBIT “C”
LIST OF COMMISSION AGREEMENTS

I.    Commission Agreements Entered Into By Seller During Its Ownership of Property:
Registration and Commission Agreement, dated April 21, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Jackson & Cooksey, Inc., as Broker, for the Lease with Communication Workers of America, an unincorporated national association, as Tenant

Registration and Commission Agreement, dated September 24, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Oxford Alliance Services, LLC, dba Oxford Commercial, as Broker, for the Lease with Surveying and Mapping, Inc., a Texas corporation, as Tenant

Registration and Commission Agreement, dated December 11, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and HPI Corporate Services, LLC, as Broker, for the Lease with Wells Fargo Bank, N.A., a national banking association, as Tenant

Registration and Commission Agreement, dated April 28, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Jones Lang LaSalle Brokerage Inc., a Texas corporation, as Broker, for the Lease with Inc Research, LLC, a Delaware limited liability company, as Tenant

Exclusive Marketing and Leasing Agreement between Wells VAF - Parkway at Oak Hill, LLC and Stream Realty Partners dated October 20, 2008.

II.    Commission Agreements Not Entered Into By Seller, But Affecting the Property:
None

III.
List of Tenants and Prospective Tenants for Which Commissions Will be Payable By Purchaser Post-Closing if a Lease (or Expansion, Renewal or Extension) is Entered Into Within 90 Days After Closing Date:

None

EXHIBIT “D”
FORM OF ESCROW AGREEMENT
THIS ESCROW AGREEMENT (the “Agreement”), made and entered into this       day of _________ __, 2012, by and among _______________________________ (hereinafter referred to as “Purchaser”), Wells VAF-Parkway at Oak Hill, LLC (hereinafter referred to as “Seller”), and CHICAGO TITLE OF TEXAS, LLC (hereinafter referred to as “Escrow Agent”).
W I T N E S S E T H:
WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement fully executed March ___, 2012 (hereinafter referred to as the “Contract”); and
WHEREAS, Section 2.3(a) of said Contract provides for Purchaser's payment to Escrow Agent, contemporaneously with Purchaser's execution and delivery of the Contract to Seller, of Three Hundred Thousand and No/100 Dollars ($300,000.00) as Initial Earnest Money (as defined in the Contract) to be held and applied by said Escrow Agent in accordance with this Agreement; and
WHEREAS, Section 2.3(b) of the Contract provides for Purchaser's payment to Escrow Agent, no later than the expiration of the “Inspection Period” (as defined in the Contract) of the additional sum of Three Hundred Thousand and No/100 Dollars ($300,000.00) as the Additional Earnest Money (as defined in the Contract); and
WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent's holding, investment and disbursement of the Escrow Funds (as hereinafter defined).
NOW, THEREFORE, for and in consideration of the agreements set forth in the Contract and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Escrow Agent does hereby acknowledge receipt of a check or wire transfer, payable to the order of Escrow Agent, in the amount of Three Hundred Thousand and No/100 Dollars ($300,000.00) as the Initial Earnest Money (as defined in the Contract). Said Initial Earnest Money, together with any Additional Earnest Money actually deposited by Purchaser with Escrow Agent pursuant to the terms of the Contract, all interest and other income earned on the Initial Earnest Money, any Additional Earnest Money and interest thereon being herein referred to as the “Escrow Funds”. Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement and the Contract. Escrow Agent shall invest the Escrow Funds in a money market account with a national banking association or other bank acceptable to Seller and Purchaser in the San Antonio, Texas metropolitan area. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser's Federal Identification Number for purposes of this Agreement is _____________. Escrow Agent's fee, if any, for services rendered hereunder shall be paid one-half (1/2) by Purchaser and one-half (1/2) by Seller.
2.    At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such

Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Seller within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.
3.    In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.
4.    Notwithstanding the provisions of Paragraph 2 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before the date which is six (6) months from the date hereof, Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.
5.    Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof.
6.    Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:
PURCHASER:        Rorasa, Inc.
c/o Presidio Management, LLC
1777 N.E. Loop 410, Suite 200
San Antonio, Texas 78217
Email: jorgelsevilla@hotmail.com
Facsimile: (210) 826-9002
with a copy to:            Carl R. Oliver
Norman & Oliver, P.C.
7373 Broadway, Suite 504
San Antonio, Texas 78209
Facsimile: (210) 804-7676

with a copy to:            Anthony W. Eugenio
Presidio Group
1777 N.E. Loop 410, Suite 910
San Antonio, Texas 78217
Facsimile: (210) 826-9002

SELLER:             Wells VAF-Parkway at Oak Hill, LLC
6200 The Corners Parkway
Suite 250
Atlanta, Georgia 30092
Attention:
Facsimile:
with a copy to:            McGuireWoods LLP
1230 Peachtree Street, N.E.
Suite 2100
Atlanta, Georgia 30309
Attention: Stephen D. Peterson, Esq.
Facsimile: (404) 443-5764
ESCROW AGENT:        Chicago Title of Texas, LLC
270 N. Loop 1604 East, Suite 115
San Antonio, Texas 78232
Attn: Douglas Becker
Facsimile: (210) ___________

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the first business day after the day of transmission of such notice and confirmation of such transmission.
7.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.
8.    Time is of the essence of this Agreement.
9.    If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the nonprevailing party therein all of such prevailing party's attorneys' fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.
10.    This Agreement is governed by and is to be construed under the laws of the State of Texas and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.
[Signatures begin on next page]

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the day, month and year first above written.
SELLER:

Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:
[Signatures continue on next page]

PURCHASER:
RORASA, INC.,
a Texas corporation
By:
Name:
Title:
ESCROW AGENT:
CHICAGO TITLE OF TEXAS, LLC
By:
Name:
Title:
(CORPORATE SEAL)

EXHIBIT “E”
LIST OF LEASES
Office Lease, with an effective date of October 26, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Wells Fargo Bank, N.A., a national banking association, as Tenant; as affected by the Commencement Letter, executed as of February 17, 2011.

Office Lease, with an effective date of February 22, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Wells Fargo Bank, N.A., a national banking association, as Tenant; as affected by the letter agreement dated June 30, 2010, executed as of July 14, 2010; as amended by First Amendment to Office Lease, entered into on December 31, 2010; as affected by the Commencement Letter, dated April 25, 2011, executed as of May 23, 2011; as amended by Second Amendment to Office Lease, entered into on October 21, 2011.

Office Lease, with an effective date of October 15, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Sierra Systems, Inc., a Washington corporation, as Tenant; as affected by the Commencement Letter, executed as of February 16, 2010; as amended by First Amendment to Office Lease, with an effective date of December 1, 2009.

Office Lease, with an effective date of October 22, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and QD Solutions, Inc., a Texas corporation, as Tenant; as affected by the Commencement Letter, executed as of December 21, 2009.

Office Lease, with an effective date of March 31, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Communication Workers of America, an unincorporated national association, as Tenant; as affected by the Commencement Letter, executed as of April 12, 2011.

Office Lease, with an effective date of June 19, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Espey Consultants, Inc., a Texas corporation, as Tenant; as affected by the Commencement Letter, executed as of March 3, 2011.

Office Lease, with an effective date of August 22, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Inc Research, LLC, a Delaware limited liability company, as Tenant

Office Lease, with an effective date of November 20, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Surveying and Mapping, Inc., a Texas corporation, as Tenant; as affected by the Commencement Letter, executed as of February 16, 2010; as amended by First Amendment to Office Lease, with an effective date of December 30, 2009; as affected by the letter agreement dated March 5, 2010; as amended by Second Amendment to Office Lease, with an effective date of March 22, 2010; as affected by the letter agreement dated May 18, 2010; as amended by Third Amendment to Office Lease, with an effective date of July 14, 2010; as amended by Fourth Amendment to Office Lease, with an effective date of September 1, 2010; as amended by Fifth Amendment to Office Lease, with an effective date of November 23, 2010; as amended by Sixth Amendment to Office Lease, with an effective date of September 19, 2011.

Rooftop and Cabling Agreement, entered into as of July 12, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Surveying and Mapping, Inc., a Texas corporation, as Tenant.

EXHIBIT “F”
EXCEPTION SCHEDULE

None

EXHIBIT “G”
LIST OF OPERATING AGREEMENTS

That certain Service Agreement dated January 17, 2011, by and between ABC Home & Commercial Services, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated January 14, 2011, by and between Aquatic Features, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated January 11, 2011, by and between Beckett Electrical Services, LLC, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated January 28, 2011, by and between Central Texas Refuse, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated December 17, 2010, by and between Executive Security Systems, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated January 14, 2011, by and between Landscape Resources, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated February 21, 2011, by and between Jericson, Inc. dba Sparkling Clean Window Company, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated January 14, 2011, by and between Sweep Across Texas, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Standard Service Agreement dated January 12, 2011, by and between Trane U.S., Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Fire Alarm Monitoring Service Agreement dated January 17, 2011, by and between Vanguard Fire Systems, L.P., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Fire Alarm Sprinkler Testing and Inspection Agreement dated January 17, 2011, by and between Vanguard Fire Systems, L.P., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

That certain Service Agreement dated February 21, 2011, by and between River City Plant Company,

LLC, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

EXHIBIT “H”
FORM OF TENANT ESTOPPEL CERTIFICATE
_______________, 2012

RE: Lease:
Lease dated ______________ between ____________________, as original or successor landlord (“Landlord”), and __________________________________ (“Tenant”), as the same may have been amended (copy attached as Exhibit “A”)

Premises:     ______________________________________________
Commencement Date:                _______________
Expiration Date:                    _______________
Current Monthly Base Rent:            $______________
Current Monthly Additional Rent            $______________
Security Deposit:                    $______________
Monthly Base Rent Paid Through:            _______________, 200__
Monthly Additional Rent Paid Through:        _______________, 200__
Ladies and Gentlemen:
We are the Tenant under the lease described above. We give you this certificate to permit you, your successors or assigns and any mortgagee to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of, and a possible loan secured by, ____________________, which includes the Premises. We certify to you, your successors and assigns and your mortgagee as follows:

1.
We are the Tenant at the Premises and, except as may be set forth on Exhibit “B” hereto, are in sole possession of and are occupying the Premises. Except as may be set forth on Exhibit “B” hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2.
The attached Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3.
The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

4.
The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5.
Tenant has deposited the Security Deposit stated above with Landlord, and except as may be set forth on Exhibit “B” hereto none of the Security Deposit has been applied by Landlord to the payment of rent or any other amounts due under the Lease.

6.
Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease.

7.
To Tenant's knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, to Tenant's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

8.	Tenant does not currently assert and, to Tenant's knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

9.
Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached.

10.	Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

11.	The address for notices to Tenant under the Lease is correctly set forth in the Lease.

12.	The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,
[NAME OF TENANT]
By:
Its:

EXHIBIT “A”
Copy of Lease and All Lease Amendments

EXHIBIT “B”

1.	Description of Subleases and/or Assignments of Tenant's Interest (if none, then state none)

2.	Amounts of the Security Deposit Which Have Been Applied by Landlord (if none, then state none)

EXHIBIT “I”
PROPERTY TAX APPEALS

None

EXHIBIT “J”
TENANT INDUCEMENT COSTS
RE CURRENT TENANTS FOR WHICH SELLER IS RESPONSIBLE

No commissions are currently due

Wells Fargo #200 - The amount of Tenant's unused improvement allowance is currently $372,433.98. Tenant may access this allowance until April 30, 2015, after which it is forfeited.

Wells Fargo #185 - The amount of Tenant's unused improvement allowance is $36,109.27.

Wells Fargo #100 - The amount of Tenant's unused improvement allowance is currently $14,614.74. Tenant may access this allowance until November 1, 2012, after which it is forfeited.

Following is a current calculation of free or reduced rent due Tenants for which Purchaser will receive a credit at Closing:

			Current	Future		Subsidy	Subsidy
		Subsidy	Rent	Rent	Rent	Beginning	Beginning
Tenant	RSF	Thru	Rate	Rate	Monthly	4/1/2012	5/1/2012
Wells Fargo	36,124	1/1/2012	$12.00	$17.50	$16,556.83	$16,556.83	$—
Wells Fargo	5,714	1/1/2012	$—	$17.50	$8,332.92	$—	$—
INC Research	21,685	1/1/2012	$—	$17.50	$31,623.96	$—	$—
					$56,513.71	$16,556.83	$—

Wells Fargo	36,124	5/1/2012	$15.00	$17.50	$7,525.83	$90,310.00	$90,310.00
						$106,866.83	$90,310.00

					Daily Rate	$551.89	$242.77

SCHEDULE 1
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

GRANTEE'S ADDRESS:
___________________
___________________

SPECIAL WARRANTY DEED

THE STATE OF TEXAS    §
§    KNOW ALL MEN BY THESE PRESENTS
COUNTY OF TRAVIS    §

WELLS VAF-PARKWAY AT OAK HILL, LLC, a Delaware limited liability company (hereinafter called "Grantor"), in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD AND CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL AND CONVEY unto ________________________, a _________________ (hereinafter called "Grantee"), that certain real property located in Travis County, Texas, which is more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with all rights, ways, privileges and easements located thereon and appurtenances thereto, and all buildings, structures and other improvements thereon (referred to collectively as the "Property");

SUBJECT TO, however, any and all matters listed on Exhibit "B" attached hereto and made a part hereof for all purposes (said matters being called the "Permitted Encumbrances").

TO HAVE AND TO HOLD the Property unto Grantee, its successors and assigns FOREVER, and Grantor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Encumbrances, unto Grantee, and Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

EXECUTED this ____ day of May, 2011.

GRANTOR:

Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

THE STATE OF GEORGIA    §
§
COUNTY OF GWINNETT    §

This instrument was acknowledged on the ___ day of _______________________________, 2012 by _____________ in the capacity of ____________________ on behalf of Wells Investment Management Company, LLC, the manager of Wells Mid-Horizon Value-Added Fund I, LLC, which is the sole member of Wells VAF-Parkway at Oak Hill, LLC, a Delaware limited liability company.

____________________________________
Notary Public

My Commission Expires:

After recordation, please return to:
__________________________
__________________________
__________________________

EXHIBIT “A”
Legal Description

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT “B”
Permitted Encumbrances

The following restrictive covenants of record itemized below:

1.	Document No(s). 1999149271, 1999155174, 2001095912, 2003034321 and 200300035 of the Official Public Records and Volume 4381, Page 114 of the Deed Records, all of Travis County, Texas. (Tract 1)

Document No(s). 1999149271, 1999155173, 1999155174, 2001095912, 2003034321 and 200300034 of the Official Public Records of Travis County, Texas (Tract 2)

Volume 4381, Page 114 of the Deed Records and Document No(s). 1999149271, 1999155174, 200000208 and 2001095912 of the Official Public Records, all of Travis County, Texas (All Tracts)

As to all of the above, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	The following apply to Tract 1:

(a)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 118 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(b)
Electric and telephone line easement granted to the City of Austin, by instrument dated August 10, 1966, recorded in Volume 3192, Page 1046 of the Deed Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document 200300035 of the Official Public Records of Travis County, Texas.

(c)
Underground telecommunications lines and systems easement granted to Southwestern Bell Telephone Company, by instrument dated June 2, 1987, recorded in Volume 10279, Page 612 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(d)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(e)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 108 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(f)
Wastewater easement granted to the City of Austin, by instrument dated February 10, 1994, recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(g)	Drainage easement varying in width traversing subject property, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(h)
Electric and telecommunications easement 10 feet in width along the northwest, southwest, southeast and northeast property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(i)
Electric and telecommunications easement 10 feet in width along U.S. Highway 290 West property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(j)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed February 13, 2003, recorded under Document 2003034324 of the Official Public Records of Travis County, Texas.

(k)
Wetland setback, critical water quality and water quality transition zones, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(l)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(m)
Building setback line 125 feet in width and vegetative buffer zone 75 feet in width along Southwest Parkway as set forth in the restrictions recorded under Document No. 1999149271 of the Official Public Records of Travis County, Texas.

(n)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding imperious cover dated February 8, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

3.    The following apply to Tract 2:

(a)	Electric and telephone line easements granted to the City of Austin, by instrument dated July 31, 1986, recorded in Volume 9827, Page 163 of the Real Property Records of Travis County, Texas.

(b)	Wastewater easement granted to the City of Austin, by instrument dated January 26, 1993, recorded in Volume 11860, Page 985 of the Real Property Records of Travis County, Texas.

(c)
Wastewater easement 15 feet in width granted to the City of Austin, by instrument dated November 29, 1993, recorded in Volume 12075, Page 591 of the Real Property Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas, as being recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas.

(d)
Electric and telecommunications easement 10 feet in width along the southwest, southeast and northeast property line(s), created by that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas.

(e)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements dated January 13, 2000, recorded under Document No. 2000008817 of the Official Public Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Plat Records of Travis County, Texas.

(f)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis

County, Texas.

(g)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding impervious cover dated February 9, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

4.    The following apply to Tract 3:

(a)	Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas.

(b)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed July 6, 2000, recorded under Document No. 2000105506 of the Official Public Records of Travis County, Texas.

(c)	Electric easement 10 feet in width along U.S. Highway 290 West property line(s), as shown by the Plat recorded under Document No. 200000208 of the Official Public Records of Travis County, Texas.

(d)
Rights of Southwestern Bell Telephone Company, as tenants in possession, as evidenced by that certain Subordinate Non-Disturbance Agreement recorded under Document No. 2003028675 of the Official Public Records of Travis County, Texas.

(e)	Blanket water utility easement granted to the City of Austin, by instrument dated May 17, 2006, recorded under Document No. 2006133358 of the Official Public Records of Travis County, Texas.
5.    The following apply to Tracts 1 and 2:

(a)
Waster and wastewater blanket utility easement granted to the City of Austin, by instrument dated November 7, 2005, recorded under Document No. 2005210758 of the Official Public Records of Travis County, Texas.

(b)	Blanket electric utility easement granted to the City of Austin, by instrument dated November 20, 2006, recorded under Document No. 2006227949 of the Official Public Records of Travis County, Texas.
6.    The following apply to all Tracts:

(a)
The terms, conditions and stipulations set out in that certain Joint Access and Easement Agreement dated October 27, 2005, recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; and being further subject to that certain Memorandum of Indemnification Agreement recorded under Document 2005209116 of the Official Public Records of Travis County, Texas; and as further subject to Estoppel with Regard to Joint Access and Easement Agreement recorded under Document No. 2008171573 of the Official Public Records of Travis County, Texas.

(b)	No liability is assumed by reason of any encroachment(s) or protrusion(s) of a fence and/or building(s) into or outside of the boundary lines of the subject property herein described.

Schedule 2
FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES
AND SECURITY DEPOSITS AND LEASING
COMMISSION OBLIGATIONS ARISING AFTER CLOSING
ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS
THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (“Assignment”) is made and entered into as of the _____ day of ________________, 2012, by and between Wells VAF-Parkway at Oak Hill, LLC, a Delaware limited liability company (“Assignor”), and _______________________________, a _______________ (“Assignee”).
W I T N E S S E T H:
WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as “Parkway at Oak Hill“ located in Austin, Travis County, Texas, and more particularly described on Exhibit “A” attached hereto (the “Property”) ; and
WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest in and to certain leases affecting the Property, together with the security deposits and future leasing commission obligations associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor's obligations in respect of said leases, security deposits and leasing commission obligations;
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee's purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:
1.    Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated February ___, 2012, between Assignor and Assignee (the “Contract”), applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under (a) those certain leases set forth on Exhibit “B” attached hereto and by this reference made a part hereof affecting or relating to the Property or the improvements thereon (the “Leases”), (b) those certain tenant deposits presently held by Assignor and enumerated on Exhibit “B” attached hereto (the “Security Deposits”), and (c) those certain leasing commission agreements more particularly described on Exhibit “C” attached hereto and made a part hereof (the “Commission Agreements”), subject to the matters more particularly described on Exhibit “D” attached hereto and made a part hereof.
2.    Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Leases arising from and after the date hereof, including, without limitation, Assignor's obligations to pay leasing commissions due and payable in respect of any renewal or expansion of any of the existing Leases, or any new lease with a tenant under any of the Leases, after the date hereof pursuant to the Commission Agreements, provided that any renewal or expansion of any of the Existing Leases, or any new lease with a tenant under any of the Leases that was entered into after the Effective Date of the Contract (as defined therein) and prior to the date hereof was approved (or deemed approved) by Purchaser as required in the Contract.

3.    All representations and warranties of Assignor made in the Contract in respect of the Leases, the Security Deposits and Commission Agreements, as recertified to Assignee pursuant to that certain Seller's Certificate as to Representations of even date herewith from Assignor to Assignee, shall survive for a period of three hundred sixty five (365) days from the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Assignee shall give Assignor written notice prior to the expiration of said three hundred sixty five (365) day period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Assignor with respect thereto within ninety (90) days after the giving of such notice. Notwithstanding anything to the contrary contained in the Contract or this Assignment, Assignor shall have no liability to Assignee for the breach of any representation or warranty made in the Contract or this Assignment or any of the other Ancillary Closing Documents (as defined in the Contract) unless the loss resulting from Assignor's various breaches of its representations and warranties exceeds, in the aggregate, Twenty-Five Thousand and No/100 Dollars ($25,000,00), in which event Assignor shall be liable for each dollar of damages resulting from the breach or breaches of its representations and warranties, but in no event shall Assignor's total liability for any such breach or breaches exceed, in the aggregate, Nine Hundred Forty Five Thousand and No/100 Dollars ($945,000), except in the event of Seller's fraud or intentional misrepresentation. In no event shall Assignor be liable for, nor shall Assignee seek, any consequential, indirect or punitive damages; and in no event whatsoever shall any claim for a breach of any representation or warranty of Assignor be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Assignee prior to the date hereof.
4.    This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.
ASSIGNOR:
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

ASSIGNEE:
,
a
By:
Name:
Title:

EXHIBIT A
LEGAL DESCRIPTION

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT B
LIST OF LEASES AND SECURITY DEPOSITS
Office Lease, with an effective date of October 26, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Wells Fargo Bank, N.A., a national banking association, as Tenant; as affected by the Commencement Letter, executed as of February 17, 2011.

Office Lease, with an effective date of February 22, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Wells Fargo Bank, N.A., a national banking association, as Tenant; as affected by the letter agreement dated June 30, 2010, executed as of July 14, 2010; as amended by First Amendment to Office Lease, entered into on December 31, 2010; as affected by the Commencement Letter, dated April 25, 2011, executed as of May 23, 2011; as amended by Second Amendment to Office Lease, entered into on October 21, 2011.

Office Lease, with an effective date of October 15, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Sierra Systems, Inc., a Washington corporation, as Tenant; as affected by the Commencement Letter, executed as of February 16, 2010; as amended by First Amendment to Office Lease, with an effective date of December 1, 2009.

Office Lease, with an effective date of October 22, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and QD Solutions, Inc., a Texas corporation, as Tenant; as affected by the Commencement Letter, executed as of December 21, 2009.

Office Lease, with an effective date of March 31, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Communication Workers of America, an unincorporated national association, as Tenant; as affected by the Commencement Letter, executed as of April 12, 2011.

Office Lease, with an effective date of June 19, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Espey Consultants, Inc., a Texas corporation, as Tenant; as affected by the Commencement Letter, executed as of March 3, 2011.

Office Lease, with an effective date of August 22, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Inc Research, LLC, a Delaware limited liability company, as Tenant.

Office Lease, with an effective date of November 20, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Surveying and Mapping, Inc., a Texas corporation, as Tenant; as affected by the Commencement Letter, executed as of February 16, 2010; as amended by First Amendment to Office Lease, with an effective date of December 30, 2009; as affected by the letter agreement dated March 5, 2010; as amended by Second Amendment to Office Lease, with an effective date of March 22, 2010; as affected by the letter agreement dated May 18, 2010; as amended by Third Amendment to Office Lease, with an effective date of July 14, 2010; as amended by Fourth Amendment to Office Lease, with an effective date of September 1, 2010; as amended by Fifth Amendment to Office Lease, with an effective date of November 23, 2010; as amended by Sixth Amendment to Office Lease, with an effective date of September 19, 2011.

Rooftop and Cabling Agreement, entered into as of July 12, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Surveying and Mapping, Inc., a Texas corporation, as Tenant.

EXHIBIT C
LEASE COMMISSION AGREEMENTS
Registration and Commission Agreement, dated April 21, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Jackson & Cooksey, Inc., as Broker, for the Lease with Communication Workers of America, an unincorporated national association, as Tenant

Registration and Commission Agreement, dated September 24, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Oxford Alliance Services, LLC, dba Oxford Commercial, as Broker, for the Lease with Surveying and Mapping, Inc., a Texas corporation, as Tenant

Registration and Commission Agreement, dated December 11, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and HPI Corporate Services, LLC, as Broker, for the Lease with Wells Fargo Bank, N.A., a national banking association, as Tenant

Registration and Commission Agreement, dated April 28, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Jones Lang LaSalle Brokerage Inc., a Texas corporation, as Broker, for the Lease with Inc Research, LLC, a Delaware limited liability company, as Tenant

Exclusive Marketing and Leasing Agreement between Wells VAF - Parkway at Oak Hill, LLC and Stream Realty Partners dated October 20, 2008.

EXHIBIT D
PERMITTED EXCEPTIONS

1.	The following restrictive covenants of record itemized below:

Document No(s). 1999149271, 1999155174, 2001095912, 2003034321 and 200300035 of the Official Public Records and Volume 4381, Page 114 of the Deed Records, all of Travis County, Texas. (Tract 1)

Document No(s). 1999149271, 1999155173, 1999155174, 2001095912, 2003034321 and 200300034 of the Official Public Records of Travis County, Texas (Tract 2)

Volume 4381, Page 114 of the Deed Records and Document No(s). 1999149271, 1999155174, 200000208 and 2001095912 of the Official Public Records, all of Travis County, Texas (All Tracts)

As to all of the above, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	The following apply to Tract 1:

(a)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 118 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(b)
Electric and telephone line easement granted to the City of Austin, by instrument dated August 10, 1966, recorded in Volume 3192, Page 1046 of the Deed Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document 200300035 of the Official Public Records of Travis County, Texas.

(c)
Underground telecommunications lines and systems easement granted to Southwestern Bell Telephone Company, by instrument dated June 2, 1987, recorded in Volume 10279, Page 612 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(d)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(e)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 108 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(f)
Wastewater easement granted to the City of Austin, by instrument dated February 10, 1994, recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(g)	Drainage easement varying in width traversing subject property, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(h)
Electric and telecommunications easement 10 feet in width along the northwest, southwest, southeast and northeast property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(i)
Electric and telecommunications easement 10 feet in width along U.S. Highway 290 West property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(j)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed February 13, 2003, recorded under Document 2003034324 of the Official Public Records of Travis County, Texas.

(k)
Wetland setback, critical water quality and water quality transition zones, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(l)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(m)
Building setback line 125 feet in width and vegetative buffer zone 75 feet in width along Southwest Parkway as set forth in the restrictions recorded under Document No. 1999149271 of the Official Public Records of Travis County, Texas.

(n)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding imperious cover dated February 8, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

3.    The following apply to Tract 2:

(a)	Electric and telephone line easements granted to the City of Austin, by instrument dated July 31, 1986, recorded in Volume 9827, Page 163 of the Real Property Records of Travis County, Texas.

(b)	Wastewater easement granted to the City of Austin, by instrument dated January 26, 1993, recorded in Volume 11860, Page 985 of the Real Property Records of Travis County, Texas.

(c)
Wastewater easement 15 feet in width granted to the City of Austin, by instrument dated November 29, 1993, recorded in Volume 12075, Page 591 of the Real Property Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas, as being recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas.

(d)
Electric and telecommunications easement 10 feet in width along the southwest, southeast and northeast property line(s), created by that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas.

(e)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements dated January 13, 2000, recorded under Document No. 2000008817 of the Official Public Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Plat Records of Travis County, Texas.

(f)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(g)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding impervious cover dated February 9, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

4.    The following apply to Tract 3:

(a)	Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas.

(b)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed July 6, 2000, recorded under Document No. 2000105506 of the Official Public Records of Travis County, Texas.

(c)	Electric easement 10 feet in width along U.S. Highway 290 West property line(s), as shown by the Plat recorded under Document No. 200000208 of the Official Public Records of Travis County, Texas.

(d)
Rights of Southwestern Bell Telephone Company, as tenants in possession, as evidenced by that certain Subordinate Non-Disturbance Agreement recorded under Document No. 2003028675 of the Official Public Records of Travis County, Texas.

(e)	Blanket water utility easement granted to the City of Austin, by instrument dated May 17, 2006, recorded under Document No. 2006133358 of the Official Public Records of Travis County, Texas.
5.    The following apply to Tracts 1 and 2:

(a)
Waster and wastewater blanket utility easement granted to the City of Austin, by instrument dated November 7, 2005, recorded under Document No. 2005210758 of the Official Public Records of Travis County, Texas.

(b)	Blanket electric utility easement granted to the City of Austin, by instrument dated November 20, 2006, recorded under Document No. 2006227949 of the Official Public Records of Travis County, Texas.
6.    The following apply to all Tracts:

(a)
The terms, conditions and stipulations set out in that certain Joint Access and Easement Agreement dated October 27, 2005, recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; and being further subject to that certain Memorandum of Indemnification Agreement recorded under Document 2005209116 of the Official Public Records of Travis County, Texas; and as further subject to Estoppel with Regard to Joint Access and Easement Agreement recorded under Document No. 2008171573 of the Official Public Records of Travis County, Texas.

(b)	No liability is assumed by reason of any encroachment(s) or protrusion(s) of a fence and/or building(s) into or outside of the boundary lines of the subject property herein described.

Schedule 3
Form of Bill of Sale to Personal Property
BILL OF SALE
THIS BILL OF SALE (“Bill of Sale”) is made and entered into as of the _____ day of ______________, 2012, by Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company (“Seller”), for the benefit of _______________________________, a __________________________ (“Purchaser”).
W I T N E S S E T H:
WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain improved real property commonly known as “Parkway at Oak Hill“ located in Austin, Travis County, Texas, and more particularly described on Exhibit “A” attached hereto (the “Property”); and
WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to Purchaser all of Seller's right, title and interest in and to certain tangible personal property, inventory and fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property and the Improvements thereon;
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:
1.    All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of February ___, 2012, between Seller and Purchaser (the “Sales Contract”).
2.    Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser, without warranty or representation of any kind, express or implied, all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller deems proprietary), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, including, without limitation, all of Seller's right, title and interest in and to those items of tangible personal property set forth on Exhibit “B” attached hereto and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller's property manager which Seller deems proprietary) relating to the Land and Improvements (the “Personal Property”). The Personal Property does not include any property owned by tenants, contractors or licensees.
3.    The Personal Property is hereby transferred and conveyed subject to those certain matters more particularly described on Exhibit “C” attached hereto and made a part hereof.
4.    This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

Exhibit “A”
Legal Description

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT “B”
LIST OF PERSONAL PROPERTY
Lobby Furniture

Bldg. 1                Bldg. 2
5 Benches            3 Benches
1 End Table            2 End Tables
1 Round Table            1 Round Table
3 Chairs            2 Coffee Tables
4 Planter Pots            6 Chairs
5 Planter Pots

Computers/Other Furniture

1 Dell Optiplex 745 Computer (for energy management system)
1 Dell Optiplex 745 Computer (for access control system)
1 18” Dell Flatscreen Monitor
1 HP Photosmart C309 Printer/Scanner/Copier
1 Tool Cabinet
1 Mini-refrigerator
1 2-Drawer File Cabinet (30” x 20”)
1 Desk for Computers
1 6' Folding Table
2 Chairs

Tools/Equipment

2 6' Ladders (1 per building)
1 8' Ladder
1 10' Ladder
1 Hand Truck
1 Cordless Drill
1 Drill Bit Set
2 Screwdriver Sets
1 Nut Driver Set
1 Caulk Gun
1 Wire Stripper/Cutter
1 Mini Data Logger
1 Grease Gun
1 Portable Blower
1 5-gal. Wetvac
1 Infrared Thermometer
1 Clamp-on Ammeter

EXHIBIT “C”
PERMITTED ENCUMBRANCES

The following restrictive covenants of record itemized below:

1.	Document No(s). 1999149271, 1999155174, 2001095912, 2003034321 and 200300035 of the Official Public Records and Volume 4381, Page 114 of the Deed Records, all of Travis County, Texas. (Tract 1)

Document No(s). 1999149271, 1999155173, 1999155174, 2001095912, 2003034321 and 200300034 of the Official Public Records of Travis County, Texas (Tract 2)

Volume 4381, Page 114 of the Deed Records and Document No(s). 1999149271, 1999155174, 200000208 and 2001095912 of the Official Public Records, all of Travis County, Texas (All Tracts)

As to all of the above, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	The following apply to Tract 1:

(a)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 118 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(b)
Electric and telephone line easement granted to the City of Austin, by instrument dated August 10, 1966, recorded in Volume 3192, Page 1046 of the Deed Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document 200300035 of the Official Public Records of Travis County, Texas.

(c)
Underground telecommunications lines and systems easement granted to Southwestern Bell Telephone Company, by instrument dated June 2, 1987, recorded in Volume 10279, Page 612 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(d)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(e)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 108 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(f)
Wastewater easement granted to the City of Austin, by instrument dated February 10, 1994, recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(g)
Drainage easement varying in width traversing subject property, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(h)
Electric and telecommunications easement 10 feet in width along the northwest, southwest, southeast and northeast property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(i)
Electric and telecommunications easement 10 feet in width along U.S. Highway 290 West property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(j)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed February 13, 2003, recorded under Document 2003034324 of the Official Public Records of Travis County, Texas.

(k)
Wetland setback, critical water quality and water quality transition zones, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(l)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(m)
Building setback line 125 feet in width and vegetative buffer zone 75 feet in width along Southwest Parkway as set forth in the restrictions recorded under Document No. 1999149271 of the Official Public Records of Travis County, Texas.

(n)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding imperious cover dated February 8, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

3.    The following apply to Tract 2:

(a)	Electric and telephone line easements granted to the City of Austin, by instrument dated July 31, 1986, recorded in Volume 9827, Page 163 of the Real Property Records of Travis County, Texas.

(b)	Wastewater easement granted to the City of Austin, by instrument dated January 26, 1993, recorded in Volume 11860, Page 985 of the Real Property Records of Travis County, Texas.

(c)	Wastewater easement 15 feet in width granted to the City of Austin, by instrument dated November 29, 1993, recorded in Volume 12075, Page 591 of the Real Property Records of

Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas, as being recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas.

(d)
Electric and telecommunications easement 10 feet in width along the southwest, southeast and northeast property line(s), created by that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas.

(e)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements dated January 13, 2000, recorded under Document No. 2000008817 of the Official Public Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Plat Records of Travis County, Texas.

(f)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(g)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding impervious cover dated February 9, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

4.    The following apply to Tract 3:

(a)	Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas.

(b)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed July 6, 2000, recorded under Document No. 2000105506 of the Official Public Records of Travis County, Texas.

(c)	Electric easement 10 feet in width along U.S. Highway 290 West property line(s), as shown by the Plat recorded under Document No. 200000208 of the Official Public Records of Travis County, Texas.

(d)
Rights of Southwestern Bell Telephone Company, as tenants in possession, as evidenced by that certain Subordinate Non-Disturbance Agreement recorded under Document No. 2003028675 of the Official Public Records of Travis County, Texas.

(e)	Blanket water utility easement granted to the City of Austin, by instrument dated May 17, 2006, recorded under Document No. 2006133358 of the Official Public Records of Travis County, Texas.
5.    The following apply to Tracts 1 and 2:

(a)
Waster and wastewater blanket utility easement granted to the City of Austin, by instrument dated November 7, 2005, recorded under Document No. 2005210758 of the Official Public Records of Travis County, Texas.

(b)	Blanket electric utility easement granted to the City of Austin, by instrument dated November 20, 2006, recorded under Document No. 2006227949 of the Official Public Records of Travis County, Texas.
6.    The following apply to all Tracts:

(a)
The terms, conditions and stipulations set out in that certain Joint Access and Easement Agreement dated October 27, 2005, recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; and being further subject to that certain Memorandum of Indemnification Agreement recorded under Document 2005209116 of the Official Public Records of Travis County, Texas; and as further subject to Estoppel with Regard to Joint Access and Easement Agreement recorded under Document No. 2008171573 of the Official Public Records of Travis County, Texas.

(b)	No liability is assumed by reason of any encroachment(s) or protrusion(s) of a fence and/or building(s) into or outside of the boundary lines of the subject property herein described.

Schedule 4
Form of Assignment and Assumption of operating agreements
ASSIGNMENT AND ASSUMPTION OF CONTRACTS
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (“Assignment”) is made and entered into as of the _____ day of __________, 2012, by and between Wells VAF-Parkway at Oak Hill, LLC, a Delaware limited liability company (“Assignor”) and _______________________________, a _______________ (“Assignee”).
W I T N E S S E T H:
WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as “Parkway at Oak Hill” in Austin, Travis County, Texas and more particularly described on Exhibit “A” attached hereto (the “Property”); and
WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor's right, title and interest in and to certain service contracts related to the Property, and to the extent assignable, all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property; and Assignee desires to assume Assignor's obligations under said service contracts;
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:
1.    Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated February ___, 2012, between Assignor and Assignee, (the “Contract”) applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under those certain contracts set forth on Exhibit ”B” attached hereto and by this reference made a part hereof (the “Service Contracts”), subject to the matters set forth on Exhibit “C” attached hereto and by this reference made a part hereof.
2.    Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Service Contracts arising from and after the date hereof.
3.    All representations and warranties of Assignor made in the Contract in respect of the Service Contracts, as recertified to Assignee pursuant to that certain Seller's Certificate as to Representations of even date herewith from Assignor to Assignee, shall survive for a period of three hundred sixty five (365) days from the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Assignee shall give Assignor written notice prior to the expiration of said three hundred sixty five (365) day period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Assignor with respect thereto within ninety (90) days after the giving of such notice. Notwithstanding anything to the contrary contained in the Contract or this Assignment, Assignor shall have no liability to Assignee for the breach of any representation or warranty made in the Contract or this Assignment or any of the other Ancillary Closing Documents (as defined in the Contract) unless the loss resulting from Assignor's various breaches of its representations and warranties exceeds, in the aggregate, Twenty-Five Thousand and No/100 Dollars ($25,000.00), in which event Assignor shall be liable for each dollar of damages resulting from the breach or breaches of its representations and warranties, but in no event shall Assignor's total liability for any such breach or breaches exceed, in the aggregate, Nine Hundred Forty Five Thousand and No/100 Dollars ($945,000) ), except in the event of Seller's fraud or intentional misrepresentation. In no event shall Assignor be liable for, nor shall Assignee seek, any consequential, indirect or punitive damages; and in no event whatsoever shall any claim for a breach of any representation or warranty of Assignor be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Assignee prior to the date hereof.
4    This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.
IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.
ASSIGNOR:
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

ASSIGNEE:

a
By:
Name:
Title:

(CORPORATE SEAL)

Exhibit A
Legal Description

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT B
ASSIGNED CONTRACTS
That certain Service Agreement dated January 17, 2011, by and between ABC Home & Commercial Services, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated January 14, 2011, by and between Aquatic Features, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated January 11, 2011, by and between Beckett Electrical Services, LLC, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated January 28, 2011, by and between Central Texas Refuse, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated December 17, 2010, by and between Executive Security Systems, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated January 14, 2011, by and between Landscape Resources, Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated February 21, 2011, by and between Jericson, Inc. dba Sparkling Clean Window Company, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated January 14, 2011, by and between Sweep Across Texas, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Standard Service Agreement dated January 12, 2011, by and between Trane U.S., Inc., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Fire Alarm Monitoring Service Agreement dated January 17, 2011, by and between Vanguard Fire Systems, L.P., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Fire Alarm Sprinkler Testing and Inspection Agreement dated January 17, 2011, by and between Vanguard Fire Systems, L.P., as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.
That certain Service Agreement dated February 21, 2011, by and between River City Plant Company, LLC, as Contractor, and Wells Real Estate Services, LLC, a Georgia limited liability company, as Manager, acting as agent for Seller, Wells VAF - Parkway at Oak Hill, LLC, as Owner.

EXHIBIT C
PERMITTED EXCEPTIONS

1.	The following restrictive covenants of record itemized below:

Document No(s). 1999149271, 1999155174, 2001095912, 2003034321 and 200300035 of the Official Public Records and Volume 4381, Page 114 of the Deed Records, all of Travis County, Texas. (Tract 1)

Document No(s). 1999149271, 1999155173, 1999155174, 2001095912, 2003034321 and 200300034 of the Official Public Records of Travis County, Texas (Tract 2)

Volume 4381, Page 114 of the Deed Records and Document No(s). 1999149271, 1999155174, 200000208 and 2001095912 of the Official Public Records, all of Travis County, Texas (All Tracts)

As to all of the above, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	The following apply to Tract 1:

(a)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 118 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(b)
Electric and telephone line easement granted to the City of Austin, by instrument dated August 10, 1966, recorded in Volume 3192, Page 1046 of the Deed Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document 200300035 of the Official Public Records of Travis County, Texas.

(c)
Underground telecommunications lines and systems easement granted to Southwestern Bell Telephone Company, by instrument dated June 2, 1987, recorded in Volume 10279, Page 612 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(d)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(e)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 108 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(f)
Wastewater easement granted to the City of Austin, by instrument dated February 10, 1994, recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(g)
Drainage easement varying in width traversing subject property, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(h)
Electric and telecommunications easement 10 feet in width along the northwest, southwest, southeast and northeast property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(i)
Electric and telecommunications easement 10 feet in width along U.S. Highway 290 West property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(j)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed February 13, 2003, recorded under Document 2003034324 of the Official Public Records of Travis County, Texas.

(k)
Wetland setback, critical water quality and water quality transition zones, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(l)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(m)
Building setback line 125 feet in width and vegetative buffer zone 75 feet in width along Southwest Parkway as set forth in the restrictions recorded under Document No. 1999149271 of the Official Public Records of Travis County, Texas.

(n)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding imperious cover dated February 8, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

3.    The following apply to Tract 2:

(a)	Electric and telephone line easements granted to the City of Austin, by instrument dated July 31, 1986, recorded in Volume 9827, Page 163 of the Real Property Records of Travis County, Texas.

(b)	Wastewater easement granted to the City of Austin, by instrument dated January 26, 1993, recorded in Volume 11860, Page 985 of the Real Property Records of Travis County, Texas.

(c)	Wastewater easement 15 feet in width granted to the City of Austin, by instrument dated November 29, 1993, recorded in Volume 12075, Page 591 of the Real Property Records of

Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas, as being recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas.

(d)
Electric and telecommunications easement 10 feet in width along the southwest, southeast and northeast property line(s), created by that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas.

(e)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements dated January 13, 2000, recorded under Document No. 2000008817 of the Official Public Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Plat Records of Travis County, Texas.

(f)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(g)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding impervious cover dated February 9, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

4.    The following apply to Tract 3:

(a)	Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas.

(b)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed July 6, 2000, recorded under Document No. 2000105506 of the Official Public Records of Travis County, Texas.

(c)	Electric easement 10 feet in width along U.S. Highway 290 West property line(s), as shown by the Plat recorded under Document No. 200000208 of the Official Public Records of Travis County, Texas.

(d)
Rights of Southwestern Bell Telephone Company, as tenants in possession, as evidenced by that certain Subordinate Non-Disturbance Agreement recorded under Document No. 2003028675 of the Official Public Records of Travis County, Texas.

(e)	Blanket water utility easement granted to the City of Austin, by instrument dated May 17, 2006, recorded under Document No. 2006133358 of the Official Public Records of Travis County, Texas.
5.    The following apply to Tracts 1 and 2:

(a)
Waster and wastewater blanket utility easement granted to the City of Austin, by instrument dated November 7, 2005, recorded under Document No. 2005210758 of the Official Public Records of Travis County, Texas.

(b)	Blanket electric utility easement granted to the City of Austin, by instrument dated November 20, 2006, recorded under Document No. 2006227949 of the Official Public Records of Travis County, Texas.
6.    The following apply to all Tracts:

(a)
The terms, conditions and stipulations set out in that certain Joint Access and Easement Agreement dated October 27, 2005, recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; and being further subject to that certain Memorandum of Indemnification Agreement recorded under Document 2005209116 of the Official Public Records of Travis County, Texas; and as further subject to Estoppel with Regard to Joint Access and Easement Agreement recorded under Document No. 2008171573 of the Official Public Records of Travis County, Texas.

(b)	No liability is assumed by reason of any encroachment(s) or protrusion(s) of a fence and/or building(s) into or outside of the boundary lines of the subject property herein described.

Schedule 5
FORM OF GENERAL ASSIGNMENT OF
Seller's Interest in Intangible Property
GENERAL ASSIGNMENT
THIS GENERAL ASSIGNMENT (“Assignment”) is made and entered into as of the _____ day of __________, 2012 by Wells VAF-Parkway at Oak Hill, LLC, a Delaware limited liability company (“Assignor”) to _______________________________, a _______________ (“Assignee”).
W I T N E S S E T H:
WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as “Parkway at Oak Hill” located in Austin, Travis County, Texas, and more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Property”); and
WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest (if any) in and to all assignable tradenames, entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property, subject to the matters set forth on Exhibit “B” attached hereto and made a part hereof;
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:
1.    Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of February ___, 2012, between Assignor and Assignee (the “Contract”) applicable to the property assigned herein, all of Assignor's right, title and interest (if any) in and to all intangible property, if any, owned by Assignor related to the real property and improvements constituting the Property (excluding any computer software which either is licensed to Assignor or Assignor deems proprietary), including, without limitation, Assignor's rights and interests in and to the following (i) the name “Parkway at Oak Hill”, (ii) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements (as defined in the Contract); (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property (as defined in the Contract); and (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements.
2.    All representations and warranties of Assignor made in the Contract in respect of the Intangible Property (as defined in the Contract), as recertified to Assignee pursuant to that certain Seller's Certificate as to Representations of even date herewith from Assignor to Assignee, shall survive for a period of three hundred sixty five (365) days from the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Assignee shall give Assignor written notice prior to the expiration of said three hundred sixty five (365) day period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Assignor with respect thereto within ninety (90) days after the giving of such notice. Notwithstanding anything to the contrary contained in the Contract or this Assignment, Assignor shall have no liability to Assignee for the breach of any representation or warranty made in the Contract or this Assignment or any of the other Ancillary Closing Documents (as defined in the Contract) unless the loss resulting from Assignor's breach of its representations and warranties exceeds, in the aggregate, Twenty-Five Thousand and No/100 Dollars ($25,000.00), in which event Assignor shall be liable for each dollar of damages resulting from the breach or breaches of its representations and warranties, but in no event shall Assignor's total liability for any such breach or breaches exceed, in the aggregate, Nine Hundred Forty Five Thousand and No/100 Dollars ($945,000) ), except in the event of Seller's fraud or intentional misrepresentation. In no event shall Assignor be liable for, nor shall Assignee seek, any consequential, indirect or punitive damages; and in no event whatsoever shall any claim for a breach of any representation or warranty of Assignor be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Assignee prior to the date hereof.
3.    This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.
IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.
ASSIGNOR:
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

EXHIBIT “A”
LEGAL DESCRIPTION

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT “B”
PERMITTED EXCEPTIONS

1.	The following restrictive covenants of record itemized below:

Document No(s). 1999149271, 1999155174, 2001095912, 2003034321 and 200300035 of the Official Public Records and Volume 4381, Page 114 of the Deed Records, all of Travis County, Texas. (Tract 1)

Document No(s). 1999149271, 1999155173, 1999155174, 2001095912, 2003034321 and 200300034 of the Official Public Records of Travis County, Texas (Tract 2)

Volume 4381, Page 114 of the Deed Records and Document No(s). 1999149271, 1999155174, 200000208 and 2001095912 of the Official Public Records, all of Travis County, Texas (All Tracts)

As to all of the above, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	The following apply to Tract 1:

(a)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 118 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(b)
Electric and telephone line easement granted to the City of Austin, by instrument dated August 10, 1966, recorded in Volume 3192, Page 1046 of the Deed Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document 200300035 of the Official Public Records of Travis County, Texas.

(c)
Underground telecommunications lines and systems easement granted to Southwestern Bell Telephone Company, by instrument dated June 2, 1987, recorded in Volume 10279, Page 612 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(d)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(e)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 108 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(f)
Wastewater easement granted to the City of Austin, by instrument dated February 10, 1994, recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(g)
Drainage easement varying in width traversing subject property, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(h)
Electric and telecommunications easement 10 feet in width along the northwest, southwest, southeast and northeast property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(i)
Electric and telecommunications easement 10 feet in width along U.S. Highway 290 West property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(j)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed February 13, 2003, recorded under Document 2003034324 of the Official Public Records of Travis County, Texas.

(k)
Wetland setback, critical water quality and water quality transition zones, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(l)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(m)
Building setback line 125 feet in width and vegetative buffer zone 75 feet in width along Southwest Parkway as set forth in the restrictions recorded under Document No. 1999149271 of the Official Public Records of Travis County, Texas.

(n)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding imperious cover dated February 8, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

3.    The following apply to Tract 2:

(a)	Electric and telephone line easements granted to the City of Austin, by instrument dated July 31, 1986, recorded in Volume 9827, Page 163 of the Real Property Records of Travis County, Texas.

(b)	Wastewater easement granted to the City of Austin, by instrument dated January 26, 1993, recorded in Volume 11860, Page 985 of the Real Property Records of Travis County, Texas.

(c)	Wastewater easement 15 feet in width granted to the City of Austin, by instrument dated November 29, 1993, recorded in Volume 12075, Page 591 of the Real Property Records of

Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas, as being recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas.

(d)
Electric and telecommunications easement 10 feet in width along the southwest, southeast and northeast property line(s), created by that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas.

(e)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements dated January 13, 2000, recorded under Document No. 2000008817 of the Official Public Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Plat Records of Travis County, Texas.

(f)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(g)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding impervious cover dated February 9, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

4.    The following apply to Tract 3:

(a)	Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas.

(b)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed July 6, 2000, recorded under Document No. 2000105506 of the Official Public Records of Travis County, Texas.

(c)	Electric easement 10 feet in width along U.S. Highway 290 West property line(s), as shown by the Plat recorded under Document No. 200000208 of the Official Public Records of Travis County, Texas.

(d)
Rights of Southwestern Bell Telephone Company, as tenants in possession, as evidenced by that certain Subordinate Non-Disturbance Agreement recorded under Document No. 2003028675 of the Official Public Records of Travis County, Texas.

(e)	Blanket water utility easement granted to the City of Austin, by instrument dated May 17, 2006, recorded under Document No. 2006133358 of the Official Public Records of Travis County, Texas.
5.    The following apply to Tracts 1 and 2:

(a)
Waster and wastewater blanket utility easement granted to the City of Austin, by instrument dated November 7, 2005, recorded under Document No. 2005210758 of the Official Public Records of Travis County, Texas.

(b)	Blanket electric utility easement granted to the City of Austin, by instrument dated November 20, 2006, recorded under Document No. 2006227949 of the Official Public Records of Travis County, Texas.
6.    The following apply to all Tracts:

(a)
The terms, conditions and stipulations set out in that certain Joint Access and Easement Agreement dated October 27, 2005, recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; and being further subject to that certain Memorandum of Indemnification Agreement recorded under Document 2005209116 of the Official Public Records of Travis County, Texas; and as further subject to Estoppel with Regard to Joint Access and Easement Agreement recorded under Document No. 2008171573 of the Official Public Records of Travis County, Texas.

(b)	No liability is assumed by reason of any encroachment(s) or protrusion(s) of a fence and/or building(s) into or outside of the boundary lines of the subject property herein described.

Schedule 6
FORM OF SELLER'S AFFIDAVIT
(for Purchaser's Title Insurance Purposes)
SELLER'S AFFIDAVIT
STATE OF GEORGIA
COUNTY OF __________
Personally appeared before me, the undersigned deponent who being duly sworn, deposes and says on oath the following to the best of his knowledge and belief:
1.    That the undersigned is the _______________ of _________________________, a _______________ (hereinafter referred to as “Owner”) and as such officer of the Owner, the undersigned has personal knowledge of the facts sworn to in this Affidavit.
2.    That Owner is the owner of certain real property located in Travis County, Texas, being described on Exhibit A, attached hereto and made a part hereof (hereinafter referred to as the “Property”), subject to those matters set forth on Exhibit B, attached hereto and made a part hereof.
3.    That Owner is in possession of the Property, and to the best knowledge and belief of the undersigned, no other parties have any claim to possession of the Property, except as set forth on Exhibit B hereto.
4.    That the undersigned is not aware of and has received no notice of any pending suits, proceedings, judgments, bankruptcies, liens or executions against the Owner which affect title to the Property except for any matters set forth on Exhibit B-1 hereto.
5.    That except as may be set forth on Exhibit B hereto, there are no unpaid or unsatisfied security deeds, mortgages, claims of lien, special assessments for sewer or streets, or ad valorem taxes which constitute a lien against the Property or any part thereof.
6.    That, except as may be set forth on Exhibit C attached hereto and made a part hereof, no improvements or repairs have been made upon the Property at the instance of Owner within the ninety-five (95) days immediately preceding the date hereof for which the cost has not been paid; and, except as may be set forth on Exhibit C hereto, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property at the instance of Owner or for services of architects, surveyors, or engineers incurred in connection therewith at the instance of Owner.
7.    That Owner is not a foreign person, a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. The federal employer identification number of the Owner is _______________ and Owner's address is 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092. This statement is made by the undersigned in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor's disposition of a U.S. real property interest.
8.    That, except for Holliday Fenoglio Fowler, L.P. (hereinafter referred to as “Broker”) engaged by Owner in connection with the sale of the Property to ______________________________, a ________________________ (hereinafter referred to as “Purchaser”) and those certain leasing agents

(hereinafter referred to as the “Leasing Agents”) set forth on Exhibit D attached hereto and made a part hereof in connection with certain brokers' commission agreements, Owner has not engaged any “broker's” services (as defined in O.C.G.A. § 44-14-601) with regard to the purchase, sale, management, lease, option or other conveyance of any interest in the Property; as to Broker, the Closing Statement executed in connection with the sale of the Property to Purchaser reflects payment in full satisfaction of all amounts owed to Broker with respect to the Property; as to the Leasing Agents, all amounts owed to the Leasing Agents through the date hereof have been paid in full as of the date hereof; and as of the date hereof, Owner has not received any notice of lien from Broker, any of the Leasing Agents or any other real estate broker, salesman, agent or similar person relating to the Property.
9.    That to Owner's knowledge there are no boundary disputes affecting the Property.
10.    That this Affidavit is made to induce ____________________ Title Insurance Company to insure title to the Property, without exception other than as set forth on Exhibit B hereto, relying on information in this document.
Sworn to and subscribed before me,
this _____ day of ____________, 200__.
(SEAL)

_____________________________
Notary Public
My Commission Expires:
_____________________________
(NOTARIAL SEAL)

EXHIBIT A
LEGAL DESCRIPTION

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT B
EXISTING ENCUMBRANCES
The following restrictive covenants of record itemized below:

1.	Document No(s). 1999149271, 1999155174, 2001095912, 2003034321 and 200300035 of the Official Public Records and Volume 4381, Page 114 of the Deed Records, all of Travis County, Texas. (Tract 1)

Document No(s). 1999149271, 1999155173, 1999155174, 2001095912, 2003034321 and 200300034 of the Official Public Records of Travis County, Texas (Tract 2)

Volume 4381, Page 114 of the Deed Records and Document No(s). 1999149271, 1999155174, 200000208 and 2001095912 of the Official Public Records, all of Travis County, Texas (All Tracts)

As to all of the above, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.	The following apply to Tract 1:

(a)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 118 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(b)
Electric and telephone line easement granted to the City of Austin, by instrument dated August 10, 1966, recorded in Volume 3192, Page 1046 of the Deed Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document 200300035 of the Official Public Records of Travis County, Texas.

(c)
Underground telecommunications lines and systems easement granted to Southwestern Bell Telephone Company, by instrument dated June 2, 1987, recorded in Volume 10279, Page 612 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(d)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(e)
Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 108 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(f)
Wastewater easement granted to the City of Austin, by instrument dated February 10, 1994, recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas, as shown on that certain plat of Oak Hill Technology Park Section IV recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

(g)
Drainage easement varying in width traversing subject property, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(h)
Electric and telecommunications easement 10 feet in width along the northwest, southwest, southeast and northeast property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(i)
Electric and telecommunications easement 10 feet in width along U.S. Highway 290 West property line(s), as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(j)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed February 13, 2003, recorded under Document 2003034324 of the Official Public Records of Travis County, Texas.

(k)
Wetland setback, critical water quality and water quality transition zones, as created by that certain plat of Oak Hill Technology Park Section IV recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas.

(l)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(m)
Building setback line 125 feet in width and vegetative buffer zone 75 feet in width along Southwest Parkway as set forth in the restrictions recorded under Document No. 1999149271 of the Official Public Records of Travis County, Texas.

(n)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding imperious cover dated February 8, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

3.    The following apply to Tract 2:

(a)	Electric and telephone line easements granted to the City of Austin, by instrument dated July 31, 1986, recorded in Volume 9827, Page 163 of the Real Property Records of Travis County, Texas.

(b)	Wastewater easement granted to the City of Austin, by instrument dated January 26, 1993, recorded in Volume 11860, Page 985 of the Real Property Records of Travis County, Texas.

(c)	Wastewater easement 15 feet in width granted to the City of Austin, by instrument dated November 29, 1993, recorded in Volume 12075, Page 591 of the Real Property Records of

Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas, as being recorded in Volume 12121, Page 281 of the Real Property Records of Travis County, Texas.

(d)
Electric and telecommunications easement 10 feet in width along the southwest, southeast and northeast property line(s), created by that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Official Public Records of Travis County, Texas.

(e)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements dated January 13, 2000, recorded under Document No. 2000008817 of the Official Public Records of Travis County, Texas, the same being incorrectly shown on that certain plat of Oak Hill Technology Park Section VI, recorded under Document No. 200300034 of the Plat Records of Travis County, Texas.

(f)	Water line(s) easement granted to the City of Austin, by instrument dated November 14, 2001, recorded under Document No. 2001196292 of the Official Public Records of Travis County, Texas.

(g)
The terms, conditions and stipulations set out in that certain Deed Recordation Affidavit regarding impervious cover dated February 9, 2005, recorded under Document No. 2005024419 of the Official Public Records of Travis County, Texas.

4.    The following apply to Tract 3:

(a)	Wastewater easement granted to the City of Austin, by instrument dated November 23, 1992, recorded in Volume 11820, Page 98 of the Real Property Records of Travis County, Texas.

(b)
The terms, conditions and stipulations set out in that certain Notice Concerning Construction of Subdivision Improvements filed July 6, 2000, recorded under Document No. 2000105506 of the Official Public Records of Travis County, Texas.

(c)	Electric easement 10 feet in width along U.S. Highway 290 West property line(s), as shown by the Plat recorded under Document No. 200000208 of the Official Public Records of Travis County, Texas.

(d)
Rights of Southwestern Bell Telephone Company, as tenants in possession, as evidenced by that certain Subordinate Non-Disturbance Agreement recorded under Document No. 2003028675 of the Official Public Records of Travis County, Texas.

(e)	Blanket water utility easement granted to the City of Austin, by instrument dated May 17, 2006, recorded under Document No. 2006133358 of the Official Public Records of Travis County, Texas.
5.    The following apply to Tracts 1 and 2:

(a)
Waster and wastewater blanket utility easement granted to the City of Austin, by instrument dated November 7, 2005, recorded under Document No. 2005210758 of the Official Public Records of Travis County, Texas.

(b)	Blanket electric utility easement granted to the City of Austin, by instrument dated November 20, 2006, recorded under Document No. 2006227949 of the Official Public Records of Travis County, Texas.
6.    The following apply to all Tracts:

(a)
The terms, conditions and stipulations set out in that certain Joint Access and Easement Agreement dated October 27, 2005, recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; and being further subject to that certain Memorandum of Indemnification Agreement recorded under Document 2005209116 of the Official Public Records of Travis County, Texas; and as further subject to Estoppel with Regard to Joint Access and Easement Agreement recorded under Document No. 2008171573 of the Official Public Records of Travis County, Texas.

(b)	No liability is assumed by reason of any encroachment(s) or protrusion(s) of a fence and/or building(s) into or outside of the boundary lines of the subject property herein described.

EXHIBIT B-1
LIST OF ANY PENDING ACTIONS REGARDING TENANT MATTERS
None

EXHIBIT C
LIST OF ANY CONTRACTORS, MATERIALMEN OR SUPPLIERS NOT YET PAID IN FULL
None

EXHIBIT D
LEASING COMMISSION AGREEMENTS
Registration and Commission Agreement, dated April 21, 2010, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Jackson & Cooksey, Inc., as Broker, for the Lease with Communication Workers of America, an unincorporated national association, as Tenant

Registration and Commission Agreement, dated September 24, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Oxford Alliance Services, LLC, dba Oxford Commercial, as Broker, for the Lease with Surveying and Mapping, Inc., a Texas corporation, as Tenant

Registration and Commission Agreement, dated December 11, 2009, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and HPI Corporate Services, LLC, as Broker, for the Lease with Wells Fargo Bank, N.A., a national banking association, as Tenant

Registration and Commission Agreement, dated April 28, 2011, between Wells VAF - Parkway at Oak Hill, LLC, a Delaware limited liability company, as Landlord, and Jones Lang LaSalle Brokerage Inc., a Texas corporation, as Broker, for the Lease with Inc Research, LLC, a Delaware limited liability company, as Tenant

Schedule 7
FORM OF SELLER'S CERTIFICATE
(as to Seller's Representations and Warranties)
SELLER'S CERTIFICATE AS TO REPRESENTATIONS
THIS SELLER'S CERTIFICATE AS TO REPRESENTATIONS (this “Certificate”) is given and made by Wells VAF-Parkway at Oak Hill, LLC, a Delaware limited liability company (“Seller”), this ___ day of ______________, 2012, for the benefit of _______________________________, a _______________ (“Purchaser”).
Pursuant to the provisions of that certain Purchase and Sale Agreement , dated as of _______________, 2012, between Seller and Purchaser (the “Contract”), for the purchase and sale of certain real property commonly known as “Parkway at Oak Hill” located in Austin, Travis County, Texas, and more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Property”), Seller certifies that except as may be set forth to the contrary in Exhibit “B” attached hereto and made a part hereof, all of the representations and warranties of Seller contained in the Contract remain true and correct in all material respects as of the date hereof; and
The representations and warranties contained herein shall survive for a period of three hundred sixty five (365) days after the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Purchaser shall give Seller written notice prior to the expiration of said three hundred sixty five (365) day period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within ninety (90) days after the giving of such notice. Notwithstanding anything to the contrary contained in the Contract or this Certificate, Seller shall have no liability to Purchaser for the breach of any representation or warranty made in the Contract or this Certificate or any of the other Ancillary Closing Documents (as defined in the Contract) unless the loss resulting from Seller's various breaches of its representations and warranties exceeds, in the aggregate, Twenty-Five Thousand and No/100 Dollars ($25,000.00), in which event Seller shall be liable for each dollar of damages resulting from the breach or breaches of its representations and warranties, but in no event shall Seller's total liability for any such breach or breaches exceed, in the aggregate, Nine Hundred Forty Five Thousand and No/100 Dollars ($945,000). In no event shall Seller be liable for, nor shall Purchaser seek, any consequential, indirect or punitive damages; and in no event whatsoever shall any claim for a breach of any representation or warranty of Seller be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Purchaser prior to the date hereof.
[signatures begin on next page]

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:	Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

EXHIBIT “A”
LEGAL DESCRIPTION

TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT “B”
EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

None

Schedule 8
Form of Seller's FIRPTA Affidavit
CERTIFICATION OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Wells VAF-Parkway at Oak Hill, LLC, a Delaware limited liability company(the “Seller”), the Seller hereby certifies as follows:
1.    The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    The Seller's U.S. employer identification number is _______________; and
3.    The Seller's office address is 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092.
The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
This Certificate is made with the knowledge that ____________________________, a________________________, will rely upon this Certificate in purchasing that certain real property from Seller more particularly described on Exhibit A attached hereto.
Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

Date: ________________, 2012
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By:
Name:
Title:

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

Schedule 10
FORM OF PURCHASER'S CERTIFICATE
(as to Purchaser's Representations and Warranties)
PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS
THIS PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS (this “Certificate”) is given and made by RORASA, INC., a Texas corporation (“Purchaser”), this ___ day of ______________, 2012, for the benefit of _______________________________, a _______________ (“Seller”).
Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of _______________, 2012, between Seller and Purchaser (the “Contract”), for the purchase and sale of certain real property commonly known as “Parkway at Oak Hill” located in Austin, Travis County, Texas, and more particularly described on Exhibit “A” attached hereto (the “Property”), Purchaser certifies that except as may be set forth to the contrary in Exhibit “B” attached hereto and made a part hereof, all of the representations and warranties of Purchaser contained in the Contract remain true and correct in all material respects as of the date hereof; and
The representations and warranties contained herein shall survive for a period of three hundred sixty five (365) days after the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Seller shall give Purchaser written notice prior to the expiration of said three hundred sixty five (365) period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Purchaser with respect thereto within ninety (90) days after the giving of such notice.
IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.
“PURCHASER”

(CORPORATE SEAL)

EXHIBIT “A”
LEGAL DESCRIPTION
TRACT 1:
Lot, I, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat thereof recorded under Document No. 200300035 of the Official Public Records of Travis County, Texas, being more particularly described by metes and bounds shown on Exhibit "A" attached hereto and made a part hereof.
TRACT 2:
Being all of that certain 4.678 acre tract of land, more or less, the same being all of Lot 1, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County Texas, according to the map or plat thereof, recorded under Document No, 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres of land being more particularly described by metes and bounds shown on Exhibit "B" attached hereto and made part hereof.

TRACT 3:
Easement Estate for access, appurtenant to Tracts 1 and 2, created in that certain Joint Access and Easement Agreement dated October 27, 2005, by and between Champion Partners Group, Ltd., and AAW Oak Hill, Ltd., recorded under Document No. 2005209114 of the Official Public Records of Travis County, Texas; being over and across that certain 0.336 acre portion of Lots I and 2, Block "A", OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200080208 of the Official Public Records of Travis County. Texas. Said 0.335 acres being more particularly described by metes and bounds shown on Exhibit "C" attached hereto and made part hereof.

EXHIBIT “B”
EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

None